                                  Exhibit 99

                             Sunterra Corporation
                  Consolidated Debtor and Non-Debtor Entities
                                 Balance Sheet
                              September 30, 2000


                                                                     Total
                                                                 Consolidated
                                                                  (Unaudited)
                                                               --------------
Assets:
-------
Cash and cash equivalents                                      $   29,808,948
Cash in escrow and restricted cash                                 46,674,965
Mortgages receivable, net                                         253,853,632
Retained interests                                                 28,465,049
Due from related parties                                           18,078,230
Other receivables, net                                             67,414,068
Prepaid expenses and other assets                                  13,386,323
Investment in joint ventures                                       20,569,609
Real estate and development costs                                 340,746,432
Property and equipment, net                                       119,063,811
Intangible assets, net                                             74,615,663
                                                               --------------

                                                               $1,012,676,730
                                                               ==============
Liabilities and equity:
----------------------
Accounts payable subject to compromise                         $   84,686,292
Notes payable subject to compromise                               691,564,472
Accounts payable not subject to compromise                         22,125,426
Accrued liabilities                                                60,780,401
Notes payable not subject to compromise                            47,727,722
Deferred income taxes                                               6,145,856
                                                               --------------
                                                                  913,030,169

Stockholders' equity                                               99,646,561
                                                               --------------

Total liabilities and equity                                   $1,012,676,730
                                                               ==============

          The accompanying notes and Monthly Operating Report are an integral part of these consolidated financial statements.

                             Sunterra Corporation
                  Consolidated Debtor and Non-Debtor Entities
                               Income Statement
                    For the Month Ended September 30, 2000


                                                                  Total
                                                               Consolidated
                                                                (Unaudited)
                                                               --------------
Revenues:
--------
Vacation interests sales                                       $   11,360,980
Interest income                                                     1,980,897
Other income (loss)                                                   848,266
                                                               --------------
     Total revenues                                                14,190,143
                                                               --------------

Costs and operating expenses:
----------------------------
Vacation interests cost of sales                                    3,407,154
Advertising, sales and marketing                                    8,318,698 a)
Provision for doubtful accounts                                     1,261,192 a)
Loan portfolio expenses                                               953,325
General and administrative                                          5,674,870 a)
Depreciation and amortization                                      12,323,306 b)
                                                               --------------
Total costs and operating expenses                                 31,938,545
                                                               --------------

Income (loss) from operations                                     (17,748,402)

Interest expense                                                    2,941,945
Realized (gain) on available-for-sale securities                      (14,865)
Equity (gain) on investment in joint ventures                         (78,001)
Bankruptcy expenses:
     Loss/(Gain) on Sale of Assets                                       (192)
     Interest (Income)                                               (142,498)
     Professional Services                                          1,118,648
     Other nonoperating expenses                                   16,046,673 c)
                                                               --------------

Income (loss) before provision for taxes                          (37,620,112)

Provision for income taxes                                             (5,188)
                                                               --------------
Net income (loss)                                              $  (37,614,924)
                                                               ==============


          The accompanying notes and Monthly Operating Report are an integral part of these consolidated financial statements.


Notes to Debtor's Income Statement:
----------------------------------
     a) Includes approximately $3.2 million in charges resulting from the evaluation of various asset and liability accounts.

     b) Includes a $10,186,239 charge for the writedown of Goodwill attributed to the acquisition of sales and marketing operations which were closed during FY 2000.

     c) Represents the write off of Debt Issuance Costs (Intangible Asset) incurred and capitalized in connection with long-term debentures and credit facilities which are subject to compromise.

     d) The Company continues to evaluate the impact of its reorganization proceedings and related matters on the value of its mortgages receivable, inventory and other balance sheet items. Upon conclusion of these evaluations, the Company will make such further financial statement adjustments as may be necessary.

                                                                      Form No. 5
                                                                        (page 1)

                        UNITED STATES BANKRUPTCY COURT
                         FOR THE DISTRICT OF MARYLAND
                        OFFICE OF UNITED STATES TRUSTEE


IN RE:                              )     Case No. 00-5-6931-JS  through
SUNTERRA CORPORATION et al.,        )                 00-5-6967-JS, 00-5-8313-JS
                                    )                 (Chapter 11)
                  Debtors           )     (Jointly Administered under
                                                 Case No. 00-5-6931-JS)


MONTHLY OPERATING REPORT Calendar Month  Sept. 1 through  Sept. 30, 2000
                                         -------------------------------------

                         FINANCIAL BACKGROUND INFORMATION

1.     ACCOUNT STATUS:    Cash ____________ Accrual        X
                                                    --------------

2. PREPARER: State the name, address, telephone number and position of the person(s) who actually compiled the information contained in this report. Ann Cohen, Vice President
       -------------------------------------------------------------------------
       6177 South Lake Ellenor Drive, Orlando, Florida 32809 (407) 532-1000
       -------------------------------------------------------------------------

3.     EMPLOYEE INFORMATION:
       Number of employees paid this period:               667
                                                           ----
       Current number of employees                         667
                                                           ----
       Gross monthly payroll:
           Officers, directors and principals              $155,121
                                                           --------
           Other employees                                 $2,125,413
                                                           ----------
       All post-petition payroll obligations
       including payroll taxes are current. Exceptions:        None
                                                        -------------------

4.     Have there been any CHANGES IN THE NATURE OF YOUR BUSINESS or STATUS OF
       OPERATIONS since the last reporting period?  Yes ____    No  X. If yes,
                                                                   ---
       explain:

       _________________________________________________________________________

       _________________________________________________________________________


5.     Are all BUSINESS LICENSES or BONDS current?
           Yes  X   No ____  Not Applicable ____
               ---

6.     PRE-PETITION ACCOUNTS RECEIVABLE:
       Calculation still in process, will supply at a later date. See Note below

           Collected this Period                           $____________________

           Ending Balance                                  $____________________


7.     POST-PETITION ACCOUNTS RECEIVABLE:
       Calculation still in process, will supply at a later date. See Note below
       0-30 Days:  $________     31-60 Days: $________  Over 60 Days: $________

                                                                       Form No.5
                                                                        (page 2)

If there are any post-petition Accounts Receivable over 60 days, provide
                 --------------
Schedule AR giving a listing of such accounts and explain the
delinquencies. ?  Yes ____   No ____.

Note:
The majority of Accounts Receivable consists of Mortgages Receivable and A/R Inventory. The Debtors are in the process of analyzing the Mortgage Receivables In-Transit Aging. Supporting documents are available should the U.S. Trustee require more information. The A/R Inventory consists of vacation intervals related to mortgages receivable that are in the process of being deeded back to the Debtors. The Debtors are in the process of analyzing this inventory and will be able to supply additional details in the near future.

8.     POST-PETITION ACCOUNTS PAYABLE:
       0-30 Days:  $655,189     31-60 Days: $149,245     Over 60 Days: $118,125
                   --------                 --------                   --------

If there are any post-petition Accounts Payable over 30 days, provide Schedule
                 -------------
AP giving a listing of such accounts and explain the delinquencies.

Note:
Supporting documents for the A/P aging are available should the U.S. Trustee require more information.

9.     TAXES:  Are all taxes being paid to the proper taxing authorities when
       due? Yes  X     No ____. See Note below
                ---

On the attached IRS Form 6123 report all tax deposits made with any financial institution for federal employment taxes during the reporting period. Be sure the form is complete and signed by an authorized employee of the receiving institution or taxing authority. Also attach copies of the monthly sales tax statement, payroll tax statement, unemployment tax statement AND real estate tax statement with evidence of payment of these taxes.

Note:
There have been no changes to the escrow of payroll taxes as originally presented in the June MOR. Compupay and ProBusiness continue to escrow payroll taxes for the Debtors. Supporting documents are available should the U.S. Trustee require more information.

10.    BANK ACCOUNTS:  Have you changed banks or any other financial
---
       institution during this period: Yes ___  No  X
                                                   ---

       If yes, explain:
                       -------------------------------------------------------

       -----------------------------------------------------------------------

11.    Are all BOOKS AND RECORDS of the debtor(s) being maintained monthly and
       are all current? Yes  X   No ____.
                            ---

                                                                      Form No. 5
                                                                        (page 3)

       If no, explain: _________________________________________________________

       _________________________________________________________________________

12.    INSURANCE:  Policy expiration dates: See Updated Attachment B

       Auto and Truck  _______________________   Liability     _________________
       Fire            _______________________   Workers Comp  _________________
       Other           _______________________   Expires:      _________________

13. ACTIONS OF DEBTOR. During the last month, did the Debtor: (a) Fail to defend or oppose any action seeking to dispossess the debtor from control or custody of any asset of the estate? Yes ____ No X .
                                                         ---

       If yes, explain: ________________________________________________________

       _________________________________________________________________________

       OR consent to relief from the automatic stay (Section 362)? Yes ____
       No X.
         ---

       If yes, explain: ________________________________________________________

       _________________________________________________________________________
       (b) Maintain such stock, inventory, raw materials, insurance, employees and other resources as are necessary to preserve and maintain the going concern value of the assets of the debtor? Yes X No____________________
                                                      ---

       If no, explain:  ________________________________________________________

       _________________________________________________________________________

14. TRANSFER OR SALE OF PROPERTY: Did the Debtor or any person with control over any of the Debtor's assets transfer, convey or abandon any of
                                                                   ---
       Debtor's assets to another party during the period of this report other than as set forth herein (including sales by creditors)? Yes __ No X .
                                                                           ---
       If yes, explain: ________________________________________________________

       _________________________________________________________________________
       If yes, a copy of court order authorizing the referenced action must be
                                                                       ----
       attached.

Please discuss any pending motions to sell estate assets.

Type of Motion
--------------

         See Attachment A.

Brief Description of Asset
--------------------------

         See Attachment A.

Projected Income
----------------

                                                                      Form No. 5
                                                                        (page 4)
     See Attachment A.

You may attach a copy of the notice of sale in lieu of completing the description. Indicate if notice(s) attached. Yes: X See Attachment A.
                                                  -

15. PAYMENTS TO SECURED CREDITORS during Reporting Period:

                   Frequency of    Amount        Next        Post-Petition
                   Payments per    of Each       Payment     Pmts. Not Made
Creditor           Contract        Payment       Due         No. Amt
---------------------------------------------------------------------------
Finova (endpaper)                  None
---------------------------------------------------------------------------
First Union                        None
---------------------------------------------------------------------------
Ableco Financing                   $  453,563
---------------------------------------------------------------------------
98-A Securitization                $1,605,547 principal and interest
---------------------------------------------------------------------------
99-A Securitization                $1,799,712 principal and interest
---------------------------------------------------------------------------
99-B Securitization                $1,343,294 principal and interest
---------------------------------------------------------------------------
GE Capital (Matrix leases)         $  116,300
---------------------------------------------------------------------------
Unicap (Matrix Funding)            $   47,002
---------------------------------------------------------------------------

                                                                      Form No. 5
                                                                        (page 5)



16. PAYMENTS TO PROFESSIONALS (Attorneys, Accountants, Real Estate Agents, Auctioneers, Appraisers, etc.) during Reporting Period:

Professional Name                       Type of Service Rendered    Fees Paid
--------------------------------------------------------------------------------
Alexander Hamilton Institute            legal fees                   $      119
Alston & Bird LLP                       legal services - securities         334
Birch De Jongh Hindels &                legal fees                          171
Brown & Bunch                           legal fees                          848
Chanin                                  legal fees                      113,912
Deconcini McDonald Yetwin Tuscon        legal fees                        9,002
Dewey Ballantine LLP                    legal fees                        2,153
Fairplay International                  retainer fee                      2,500
Fairplay Intl                           retainer fees                     2,500
Fleishman, David                        legal fees                        1,907
Kaufman & Canoles                       legal fees                        1,908
KPMG, LLP                               Professional Fees               486,427
Lowther, Johnson, Joyner, Springfield   legal fees                          302
McGriff, Seibels, & Williams            legal fees                        6,350
Needle Rosenberg                        legal fees                          810
Needle Rosenberg                        legal fees                          400
Needle Rosenberg                        legal fees                           65
Page, Mracheck, Fitzgerald              legal fees                        1,294
Raymond H. Pierson Trust                legal fees                        5,000
Schreeder Wheeler & Flint               legal fees                       12,082
Schreeder Wheeler & Flint               legal fees                          301
Schreeder Wheeler & Flint               professional Fees                29,336
Whiteford, Taylor & Preston             professional Fees               160,302
Willkie Farr                            professional Fees               315,834
Winkel Solina & Grul                    legal fees                          750
Wolcott Rivers Wheary BA                legal fees                        6,224
                                                                     ----------
                                        Legal & Professional         $1,160,830
                                                                     ==========

17.   QUARTERLY U.S. TRUSTEE FEES paid during Reporting Period:
      Monthly Disbursements:      For the month of September:
      (calendar quarter)          Quarter 2 fees paid        NONE
                                                      -----------

                                                                      Form No. 5
                                                                        (page 6)

VERIFICATION

     I declare under penalty of perjury that the information contained in this Monthly Operating Report (including schedules) is true and correct to the best of my knowledge, information and belief . The business of the Debtors is complex. The Debtors have sought to report all information contained in this Monthly Operating Report completely and accurately. The Debtors will review their records and other information on an on-going basis to determine whether this Monthly Operating Report should be supplemented or otherwise amended. The Debtors reserve the right to file, at any time, such supplements or amendments to this Monthly Operating Report as the Debtors deem appropriate. This Monthly Operating Report should not be considered an admission regarding any of the Debtors' income, expenditures or general financial condition, but rather the Debtors' current compilation of such information based on their investigations to date. The Debtors do not make, and specifically disclaim, any representation or warranty as to the completeness or accuracy of the information set forth herein. All parties are encouraged to inform the Debtors or their counsel should they believe any part of this Monthly Operating Report to be inaccurate, incomplete or in need of supplementation in any way.



Dated:      __________________________    DEBTOR IN POSSESSION

Name/Title: Lawrence E. Young CFO         By: /s/ Lawrence E. Young
            --------------------------      -------------------------

Address:       6177 South Lake Ellenor Drive, Orlando, Florida 32809
            --------------------------------------------------------------

Telephone:     (407) 532-1000
            --------------------------



REMINDER:  Attach copies of debtor in possession bank statements.
--------

NOTE: Due to the number of bank accounts, no bank statements have been attached. See Attachment D of the August MOR for bank account listing.

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

                                 ATTACHMENT A
                                 ------------
                                      to
                           Monthly Operating Report
                    Sunterra Corp., et al., September, 2000
                    ---------------------------------------

     The following two motions to sell assets of the Debtors were both pending during the month of September, 2000:

          (i) Motion for Approval of (I) Sale of Real Property Free and Clear of Liens and Encumbrances and (II)
                Assumption of Related Executory Contract (40 Acres, James City County, Virginia) (filed August 31, 2000); and

          (ii)  Motion for Approval of Sale of Real Property and
                Related Assets Free and Clear of Liens and
                Encumbrances (Steamboat Springs, Colorado) (filed
                September 15, 2000; order granting motion entered
                October 26, 2000).

     In addition, the Debtors may have disposed of certain assets pursuant the Order Authorizing The Sale And/Or Abandonment Of Miscellaneous Assets Including But Not Limited To Certain Furniture, Fixtures And Equipment, entered by the Court on September 14, 2000. (The Motions and Order referred to above are on file with the Clerk's Office).

     The Debtors may also have disposed of certain assets in the ordinary course of business in September, 2000.

Sunterra Resorts Policy Register 2000 - 2001                       Attachment B
--------------------------------------------

                   Company &           Policy
Type of Coverage   Policy Number       Period         Limits/Deductible                    Premium     Comments
----------------   -------------       ------         -----------------                    -------     --------
Primary General    American Safety     8/1/00-8/1/01  $2,000,000 Aggregate;                $  450,000  McGriff Broker
Liability          Risk Retention                     $2,000,000 Products/ Completed       $   22,500  Covers all Sunterra Corp's.
                                                      Operations Aggregate;                Taxes/      locations except Lake
                                                      $1,000,000 Personal & Advertising    Fees        Arrowhead, Hawaii resorts
                                                      Injury;                                          and St. Maarten resorts
                                                      $1,000,000 Each Occurrence;
                                                      $50,000 Fire Legal;
                                                      $1,000,000 EBL;
                                                      $1,000,000 Liquor Liability;
                                                      $5,000 Deductible
General Liability  American Safety     8/1/00-8/1/01  Covers $5,000 per occurrence         $  175,000  McGriff Broker
Stop Loss          Risk Retention                     deductible on the primary G/L
Aggregate Fund                                        policy for 12 months
Excess General     Great American      3/1/00-3/1/01  $50M each occurrence/ $50M           $   57,500  McGriff Broker as above
Liability          Insurance Company                  aggregate where applicable;
                   #TUU3577947                        Excess of scheduled underlying
                                                      policy
Excess General     Indemnity           3/1/00-3/1/01  $50M each occurrence/ $50M           $   29,000  McGriff Broker as above
Liability          Insurance Company                  aggregate where applicable/ excess
                   of North America                   of $50M each occurrence/ $50M
                   #G20115476                         aggregate
Foreign Liability  Fireman's Fund      3/1/00-3/1/01  $1,000,000 Commercial GL;            $   65,884  McGriff Broker
DIC                Insurance Company                  $1,000,000 Contingent Auto                       Covers claims brought against
General Liability  #IDC68279405                       Liability;                                       Sunterra Corp. and
Cover                                                 $1,000,000 Employers Liability                   subsidiaries for claims/
                                                                                                       accidents occurring outside
                                                                                                       the USA which are litigated/
                                                                                                       filed in the USA
Property Policy    Lloyds of London    3/1/00-3/1/01  $2.5 million annual aggregate        $1,842,776  McGriff Broker
                   168601L                                                                             Covers all Sunterra Corp's.
                                                                                                       owned or managed resorts,
                                                                                                       except for Lake Arrowhead
                                                                                                       and the St. Maarten resorts
Property Policy    Lloyds of London    3/1/00-3/1/01  $2.5 million excess of $2.5 million  $  947,726  McGriff Broker
                   168602L                            annual aggregate for all perils,                 Excess property covers 2/nd/
                                                      separately for Flood and Earthquake              layer; $5 million in combined
                                                                                                       property, business
                                                                                                       interruption and continuing
                                                                                                       expenses coverage.  This
                                                                                                       policy will drop down and
                                                                                                       become primary if the above
                                                                                                       policy limits are exhausted.
Property Policy    Indemnity Ins. Co.  3/1/00-3/1/01  $20 million excess of $2.5 million   $  436,832  McGriff Broker
                   of North America                   per occurrence, which in turn                    Excess property covers 3/rd/
                   GPAD34572707                       excess of $2.5 million annual                    layer; $25 million in
                                                      aggregate for all perils,                        combined property, business
                                                      separately for Flood and Earthquake              interruption and continuing
                                                                                                       expenses coverage
Property Policy    Lloyds of London/   3/1/00-3/1/01  $50 million excess $22.5 million     $   92,163  McGriff Broker
                   Royal Surplus                      except California Earthquake ($30                Excess property 4/th/ layer;
                   Lines - Each $25M                  million excess $22.5 million per                 $75 million in combined
                   part of $50M                       occurrence, which in turn excess of              property, business
                   168603L                            $2.5 million annual aggregate for                interruption and continuing
                                                      all perils)                                      expenses coverage

------------------------------------------------------------------------------------------------------------------------------------

Sunterra Resorts Policy Register 2000 - 2001                        Attachment B
--------------------------------------------

                      Company &         Policy
Type of Coverage      Policy Number     Period     Limits/Deductible                  Premium        Comments
----------------      -------------     ------     -----------------                  -------        --------
Property Policy       Indemnity         3/1/00-    $ 50 million excess of             $ 102,693      McGriff Broker
                      Insurance Co.     3/1/01     $ 72.5 million per occurence,
                      of North                     which in turn, excess of $ 2.5
                      America                      million annual aggregate for all                  Excess property 5th layer;
                      KHD314576                    perils
                                                                                                     $125 million in combined
                                                                                                     property, business

                                                                                                     interruption and continuing
                                                                                                     expense coverage. Note
                                                                                                     primary policy limits are
                                                                                                     aggregate; in the event this
                                                                                                     is  depleted, there will be
                                                                                                     $   122.5 million
Boiler and            Travelers         3/1/00-    $ 50,000,000                       $  17,994      McGriff Broker
Machinery             Insurance         3/1/01                                                       Covers all Sunterra Corp's.
Coverage              Company                                                                        locations and resorts except
                      #MJBMG272K                                                                     St. Maarten and Lake
                      9361                                                                           Arrowhead
HOA D&O Policy        National Union    11/1/99 -  $ 5,000,000 limit                                 Marsh Broker
                      Fire Insurance    11/1/00    $ 50,000 deductible                               Individual D&O policies for
                      Co.                                                                            HOA Boards
                      #008602823
                                                                                      $   5,831      AOAO Poipu Point
                                                                                                     #81525715B
                                                                                      $   6,248      AOAO Hawaiian Monarch
                                                                                                     #81207335E
                                                                                      $   2,499      Breakers of Ft. Lauderdale
                                                                                                     Condo Assoc. #81579100
                                                                                      $   4,165      Cypress Pointe II Condo
                                                                                                     Assoc. #81556235A
                                                                                      $   2,499      Cypress Pointe Resort at
                                                                                                     Lake Buena Vista Condo
                                                                                                     Assoc. #81380315E
                                                                                      $   2,499      Gatlinburg Town Square
                                                                                                     Resort Condo II Assoc.
                                                                                                     #81579028A
                                                                                      $   2,499      Gatlinburg Town Square
                                                                                                     Members Assoc. #81578646
                                                                                      $   2,499      Gatlinburg Town Square
                                                                                                     Master Assoc. #81579028A
                                                                                      $   2,499      Grand Beach Resort Condo
                                                                                                     Assoc. #81452277C
                                                                                      $   2,499      Highland's at Sugar Owners'
                                                                                                     Assoc. #81578647
                                                                                      $   2,499      Lake Tahoe Vacation
                                                                                                     Ownership Resort Owners'
                                                                                                     Assoc. #81512302C
                                                                                      $   1,666      Mountain Meadows
                                                                                                     Timeshare Owners' Assoc.
                                                                                                     #81578888A
                                                                                      $   2,565      Plantation at Fall Creek
                                                                                                     Condo Assoc. #81417322D
                                                                                      $   1,666      Poipu Point Vacation
                                                                                                     Owners' Assoc. #81525197B
                                                                                      $   2,499      Polynesian Isles Resort
                                                                                                     Condo IV Assoc.
                                                                                                     #81578980A
                                                                                      $   1,666      Polynesian Isles Resort
                                                                                                     Master Assoc. #81578988A
------------------------------------------------------------------------------------------------------------------------------------

Sunterra Resorts Policy Register 2000 - 2001                        Attachment B
--------------------------------------------

                     Company &            Policy
Type of Coverage     Policy Number        Period           Limits/Deductible             Premium      Comments
----------------     -------------        ------           -----------------             -------      --------
HOA D&O Policy -     National Union       11/1/99-11/1/00  $5,000,000 limit                           Marsh Broker
Continued            Fire Insurance Co.                    $50,000 deductible                         Individual D&O policies
                     #008602823                                                                       for HOA Boards

                                                                                         $  1,666     Polynesian Isles Resort Condo
                                                                                                      Assoc. #81578887A
                                                                                         $  2,499     The Ridge on Sedona Golf
                                                                                                      Resort Owners' Assoc.
                                                                                                      #81522819A
                                                                                         $  2,499     Royal Dunes Beach Villas at
                                                                                                      Port Royal Owners' Assoc.
                                                                                                      #81449641B
                                                                                         $  3,000     San Luis Bay Inn Timeshare
                                                                                                      Assoc. #8606005
                                                                                         $  4,165     Scottsdale Villa Mirage Resort
                                                                                                      Owners' Assoc. #81526473A
                                                                                         $  1,666     Sedona Springs Resort Owners'
                                                                                                      Assoc. #81471130A
                                                                                         $  2,499     Sedona Summit Resort Owners'
                                                                                                      Assoc. #81511553B
                                                                                         $    246     The Tahoe Beach & Ski Club
                                                                                                      Owners' Assoc. #81280553C
                                                                                         $  4,165     Vacation Timeshare Owners
                                                                                                      Assoc. #81578977A
                                                                                         $  1,666     Villas de Santa Fe Condo
                                                                                                      Assoc. #81579463A
                                                                                         $  1,666     Villas at Poco Diablo Assoc.
                                                                                                      #81301297C
                                                                                         $  1,666     Villas of Sedona Owners Assoc.
                                                                                                      #81558152A
                                                                                         $  1,666     Villas on the Lake Owners
                                                                                                      Assoc. #81513472B
Corporate            Genesis Insurance    6/10/99-1/27/01  $10,000,000                   $152,790     Marsh Broker
Directors &          Co. #YB001931                                                                    Aggregate limits of $25
Officers                                                                                              million were reinstated
                                                                                                      through end of current policy
                                                                                                      period
Corporate            Genesis Insurance    6/10/99-1/27/01  $10,000,000 x 15 million      $ 76,395     Marsh Broker
Directors &          Co. #YXB001937
Officers
Corporate            Reliance Insurance   6/10/99-1/27/01  $5,000,000 x 10 million       $ 54,310     Marsh Broker
Directors &          Co. #NDA012112396
Officers
Puerto Rico GL       National Insurance     3/1/00-3/1/01  $2,000,000 Aggregate          $    500     McGriff Broker
Policy               Company #CLP-233788                   $2,000,000 Each occurrence                 Coverage for sales office
                                                           $500,000 Fire Legal Liab.
                                                           $5,000 Medical expense
Fiduciary Liability  Legion Ins. Co.       8/26/99-9/1/00  $2,500,000 Each claim and in  $  5,400     McGriff Broker
                     LF30625610                            the aggregate;                             Corporate Fiduciary Liability
                                                           $2,500,000 Legal expense per               for Employee Benefit Plans
                                                           policy period                              401k and savings plans
                                                                                                      Renewal declined; coverage has
                                                                                                      lapsed
____________________________________________________________________________________________________________________________________

Sunterra Resorts Policy Register 2000 - 2001                        Attachment B
--------------------------------------------

                     Company &             Policy
Type of Coverage     Policy Number         Period     Limits/Deductible                     Premium          Comments
----------------     -------------         ------     -----------------                     -------          --------
Professional         Philadelphia           6/1/00-   $ 5,000,000                           $   75,000       Marsh Broker
Liability E&O        Indemnity              6/1/01    $10,000 deductible                                     E&O coverage for
                     Binder                                                                                  mortgage banking,
                     #234514                                                                                 resort management and
                                                                                                             independent brokers by
                                                                                                             endorsement
Workers              Greenwich              6/15/00-  $1,000,000 limit per accident;        $1,374,488       McGriff Broker Covers
Compensation         Insurance              6/15/01   $1,000,000 Disease policy limit;      $    3,257       all states except
                     WGO00003461                      $1,000,000 Disease - each employee    Taxes/Fees       Hawaii, Nevada,
                                                                                                             Washington and U.S.
                                                                                                             Virgin Islands
Workers              TIG Insurance          6/15/00-  $1,000,000 limit per accident;        $  365,475       Marsh Honolulu broker
Compensation                                6/15/01   $1,000,000 Disease policy limit;                       Coverage Hawaii
                                                      $1,000,000 Disease - each employee                     locations - Marc,
                                                                                                             Embassy Poipu,
                                                                                                             Kaanapali and Sunterra
                                                                                                             Pacific resorts
EPL                  Lexington #107-9818    4/8/00-   $15,000,000 each insured event limit  $  256,110 (does Marsh
                                            4/8/01    $15,000,000 total aggregate policy    not include      EPL coverage extends to
                                                      period limit                          E&S or other     independent contractors
                                                      $50,000 deductible                    applicable       and claims against
                                                                                            taxes)           Sunterra for acts of
                                                                                                             independent contractors
Windstorm Buydown    Lloyds of London      11/1/99-   $225,000 excess of $25,000            $   34,248       McGriff Broker
Ft. Lauderdale       RM01156               11/1/00    $29,950,000 TIV                                        Breakers of Ft.
                                                                                                             Lauderdale Condo
                                                                                                             Association
Hawaii GL Policy     TIG Insurance Co.      3/1/00-   $1,000,000 each occurrence            $  126,555       Marsh Honolulu broker
                     #T631404954            3/1/01    $50,000 fire damage                                    Insures Marc Resorts
                                                      $5,000 medical expenses                                and Sunterra Pacific
                                                      $1,000,000 personal injury                             resort locations in
                                                      $2,000,000 general aggregate                           Hawaii
                                                      $2,000,000 products/completed
                                                      operations aggregate
                                                      $1,000 deductible
General Liability    TIG Insurance Co.      3/1/00-   $2,000,000 aggregate                  $    8,663       McGriff Broker
Ridge Spa and        #T7003750051203        3/1/01    $1,000,000 occurrence                                  Separate policy for spa
Racquet Club                                          $300,000 fire damage                                   and health club
                                                      $5,000 medical expense
Marina Operators     CIGNA Insurance        3/1/00-   $2,000,000 protection and indemnity   $   18,121       McGriff Broker
Liability            Company Y05722652      3/1/01    $1,000,000 rental liability                            Plantation at Fall
                                                      $100,000 per vessel Bailees                            Creek, Villas on the
                                                      $1,000,000 per occurrence Bailees                      Lake, Powhatan
                                                      $1,000 deductible                                      Plantation Campground
                                                                                                             and Marina
Comprehensive 3D     National Union         2/28/00-  $200,000 single loss                  $    2,500       Marsh Broker
Policy (#10/81)      Fire Insurance Co.     2/28/01   $2,500 deductible single loss                          Employee dishonesty
for Island Colony    #860-60-05                                                                              coverage
Comprehensive 3D     National Union         2/18/00-  $200,000 single loss                  $    2,500       Marsh Broker
Policy (#10/81)      Fire Insurance Co.     2/18/01   $2,500 deductible single loss                          Employee dishonesty
for Poipu Point      #008-606-508                                                                            coverage
Blanket Crime        National Union         8/31/99-  $ 3,000,000                           $   30,012       Marsh Broker
Policy               Fire Insurance Co.     8/31/00   $25,000 deductible                                     Covers all Sunterra
                     of Pittsburgh, PA                                                                       Corp. locations and
                     #859-45-86                                                                              managed locations

Sunterra Resorts Policy Register 2000 - 2001                                                                            Attachment B
--------------------------------------------
                     Company &        Policy
Type of Coverage     Policy Number    Period        Limits/Deductible                  Premium           Comments
----------------     -------------    ------        -----------------                  -------           --------
St. Maarten          Allianz Royal    7/12/00-      $43,603,000 loss limit             $1,202,784        McGriff Atlanta
Property             Nederland        7/12/01       $10,000 deductible per
Insurance                                           occurrence
                                                    2% TIV deductible for flood and
                                                    wind
                                                    $30,000,000
Boiler &             Travelers        7/12/00-                                         $   11,399        McGriff Atlanta
Machinery            Insurance        7/12/01
St. Maarten          Company
                     BMG532X4032
                     Zurich
Foreign Liability                     7/12/00-      $1,000,000 aggregate               $   11,000        McGriff Atlanta
Contingent                            7/12/01       $500,000 each occurrence
Automobile                                          $1,000,000 fire legal
Liability,                                          $1,000,000 liquor liability
Garagekeepers,
Innkeepers
St. Maarten
Blanket Auto and     TIG Insurance
Garagekeepers        Co.              3/1/00-       $1,000,000 Bodily injury           $   94,050        Marsh Honolulu
Policy               #31403609        3/1/01        per accident
                                                    $1,000,000 property damage
                                                    per incident
                                                    $1,200,000 garage keepers
                                                    annual aggregate
                                                    $500/$500 collision/ comp/
                                                    garage deductible
------------------------------------------------------------------------------------------------------------------------------------

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
September 30, 2000

                                                                        Total
                                                                 Consolidated
Legal entity                                                         Sunterra
Bankruptcy filing number                                          Corporation
Assets:                                                           -----------
-------
Cash and cash equivalents                                        $ 23,825,932
Cash in escrow and restricted cash                                 30,930,626
Mortgages receivable, net                                         236,907,089
Retained interests                                                 28,465,049
Intercompany receivable                                           115,328,515
Due from related parties                                            4,193,738
Other receivables, net                                             50,968,377
Prepaid expenses and other assets                                  10,358,634
Investment in joint ventures                                        1,372,373
Real estate and development costs                                 289,757,177
Property and equipment, net                                        85,358,224
Intangible assets, net                                             29,492,389
                                                                 ------------
                                                                 $906,958,123
                                                                 ============
Liabilities and equity:
-----------------------
Accounts payable subject to compromise                             84,686,292
Notes payable subject to compromise                               691,564,472
Accounts payable not subject to compromise                          8,633,291
Accrued liabilities                                                20,946,534
Notes payable not subject to compromise                            46,827,711
Deferred income taxes                                               6,075,298
                                                                 ------------
                                                                  858,733,598

Stockholders' equity                                               48,224,525
                                                                 ------------
Total liabilities and equity                                     $906,958,123
                                                                 ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended September 30, 2000

                                                                        Total
                                                                 Consolidated
Legal entity                                                         Sunterra
Bankruptcy filing number                                          Corporation
Revenues:                                                         -----------
---------
Vacation interests sales                                         $  5,113,292
Interest income                                                     1,816,416
Other income (loss)                                                  (523,005)
                                                                 ------------
  Total revenues                                                    6,406,703
                                                                 ------------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                                    1,305,226
Advertising, sales and marketing                                    4,848,219 a)
Provision for doubtful accounts                                     1,229,209 a)
Loan portfolio expenses                                               919,951
General and administrative                                          4,055,651 a)
Depreciation and amortization                                      11,750,564 b)
                                                                 ------------
Total costs and operating expenses                                 24,108,820
                                                                 ------------

Income (loss) from operations                                     (17,702,117)

Interest expense                                                    2,890,400
Realized (gain) on available-for-sale securities                      (14,865)
Equity (gain) on investment in joint ventures                               -
Bankruptcy expenses:
     Loss/(Gain) on Sale of Assets                                       (192)
     Interest (Income)                                               (142,498)
     Professional Services                                          1,118,648
     Other nonoperating expenses                                   16,046,673 c)
                                                                 ------------
Income (loss) before provision for taxes                          (37,600,283)

Provision for income taxes                                                  -
                                                                 ------------
Net income (loss)                                                $(37,600,283)
                                                                 ============


Notes to Debtor's Income Statement:
----------------------------------
     a) Includes approximately $3.2 million in charges resulting from the evaluation of various asset and liability accounts.

     b) Includes a $10,186,239 charge for the writedown of Goodwill attributed to the acquisition of sales and marketing operations which were closed during FY 2000.

     c) Represents the write off of Debt Issuance Costs (Intangible Asset) incurred and capitalized in connection with long-term debentures and credit facilities which are subject to compromise.

     d) The Company continues to evaluate the impact of its reorganization proceedings and related matters on the value of its mortgages receivable, inventory and other balance sheet items. Upon conclusion of these evaluations, the Company will make such further financial statement adjustments as may be necessary.

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended September 30, 2000

                                                                       Total
                                                                Consolidated
                                                                    Sunterra
                                                                 Corporation
                                                                ------------
Beginning Cash Balance                                          $ 24,916,801 (a)

Interest Income on full DIP draw                                     121,780

Deposit/Collection:
-------------------
Cash-Out Program                                                      37,630
Encore                                                               628,916
Rental Income                                                        113,750
Sports Package                                                         4,410
Ticket Sales                                                         622,000
Tour Sales                                                             2,110
Closing Costs                                                          2,240
Operating Refunds                                                    525,755
Escrow Funds                                                       1,186,308
Sunterra's Collections on Mortgages Receivable                     2,990,036
Timeshare Sales                                                      260,000
Tax Refunds                                                           26,673
Employee Payroll Deduction Reimbursement                              73,751
HOA Property Insurance Reimbursement                                  17,968
HOA Health Insurance Reimbursement                                    15,986
Non-Debtor Insurance Reimbursement                                   329,511
Non-Debtor Reimbursements                                              1,935
                                                                ------------
    Subtotal-Deposit/Collection Inflows                            6,960,760

Resort Operating & Payroll Balances (added back)                   2,358,180 (b)

Other:
------
Asset Sales                                                                -
Fire Insurance Claims                                                235,199
                                                                ------------
Total Cash Inflows                                                 9,554,139

United States Bankruptcy Court for the District
of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended September 30, 2000
                                                                        Total
                                                                 Consolidated
                                                                     Sunterra
                                                                  Corporation
                                                                 ------------
Outflows:
---------
Operating-Corporate                                                   825,922
Operating-Sunterra Finance                                             95,404
Operating-Premier                                                     476,785
Operating-Carlsbad                                                     24,778
Operating-FATT                                                          9,497
Operating-Resorts                                                   1,028,110
Payroll-Corporate                                                     854,055
Payroll-Sunterra Finance                                              299,575
Payroll-Premier                                                       127,000
Payroll-Carlsbad                                                        5,100
Payroll-FATT                                                            3,787
Payroll-Resorts(S&W)                                                  960,312
Commissions-Post                                                      941,323
HOA Subsidies & Maintenance Fees                                    1,344,866
Health Claims                                                         686,945
Workers' Comp./GL Premiums                                            138,505
Insurance - Coverage Premiums                                         941,111
Professional Fees                                                   1,595,916
DIP Financing Fees                                                     17,576
Restricted Cash Transfers                                             660,392
                                                                 ------------
Total Cash Outflows                                                11,036,960


Capital Expenditures & Maintenance:
-----------------------------------
Construction                                                                -
Hurricane Repairs                                                    (288,867)

Interest:
---------
Interest Expense on D.I.P.                                            453,563

Other:
------
                                                                            -
                                                                 ------------
Total Cash Outflows                                                11,201,656
                                                                 ------------

Ending Cash Balance                                                23,269,284
Non Cash Adjustments                                                  (39,958)
                                                                 ------------
Balance per Cash Flow                                            $ 23,229,326
                                                                 ============

United States Bankruptcy Court for the District
of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended September 30, 2000
                                                                       Total
                                                                Consolidated
                                                                    Sunterra
                                                                 Corporation
Reconciliation:                                                  -----------
---------------

Bank Balances:
--------------
First Union                                                        3,089,289 (c)
Bank of America                                                       13,562
Salomon Smith Barney                                              19,037,205
Resort Cash Accounts                                               2,095,853
                                                                ------------
Total Bank Balances                                               24,235,909

Less Outstanding Checks                                           (1,006,583)
                                                                ------------
Total Cash per Balance Sheet                                    $ 23,229,326 (d)
                                                                ============

Difference                                                                (0)


Notes to Debtor's Cash Flow:
----------------------------
a)  Beginning cash balance includes Corporate Cash only

b) This represents the funding of various bank accounts by the Corporate office. Cash left the Corporate bank account (and is listed in the outflows) but due to timing, this cash is still in the cash accounts at the resort levels.

c) First Union Cash includes $40,928 of cash recorded as a receivable on balance sheet.

d) Operating cash per balance sheet includes $637,535 restricted cash that will be reclassified in October report.



The consolidated and legal entities cash flows represent the cash activity in and out of the Corporate main accounts that fund all the individual resort cash accounts and do not reflect cash flow for the individual cash accounts.

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
September 30, 2000


                                                              Sunterra
Legal entity                                               Corporation
Bankruptcy filing number                                  00-5-6931-JS
                                                          ------------
Assets:
-------
Cash and cash equivalents                                 $ 21,721,033
Cash in escrow and restricted cash                           6,253,072
Mortgages receivable, net                                            -
Retained interests                                                   -
Intercompany receivable                                    380,572,627
Due from related parties                                     2,301,562
Other receivables, net                                      16,336,344
Prepaid expenses and other assets                            5,445,360
Investment in joint ventures                                 1,502,420
Real estate and development costs                          118,848,383
Property and equipment, net                                 66,938,129
Intangible assets, net                                      20,546,620
                                                          ------------
                                                          $640,465,550
                                                          ============
Liabilities and equity:
-----------------------
Accounts payable subject to compromise                      50,901,677
Notes payable subject to compromise                        585,550,647
Accounts payable not subject to compromise                   4,857,879
Accrued liabilities                                         13,259,992
Notes payable not subject to compromise                     46,827,711
Deferred income taxes                                        6,056,378
                                                          ------------
                                                           707,454,284

Stockholders' equity                                       (66,988,734)
                                                          ------------
Total liabilities and equity                              $640,465,550
                                                          ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended September 30, 2000


                                                              Sunterra
Legal entity                                               Corporation
Bankruptcy filing number                                  00-5-6931-JS
                                                          ------------
Revenues:
---------
Vacation interests sales                                  $    686,139
Interest income                                                      -
Other income (loss)                                           (821,565)
                                                          ------------
  Total revenues                                              (135,426)
                                                          ------------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                                90,039
Advertising, sales and marketing                             1,856,573
Provision for doubtful accounts                                 67,700
Loan portfolio expenses                                           (290)
General and administrative                                   3,860,033
Depreciation and amortization                                5,524,724
                                                          ------------
Total costs and operating expenses                          11,398,779
                                                          ------------

Income (loss) from operations                              (11,534,205)

Interest expense                                             1,739,783
Realized (gain) on available-for-sale securities                     -
Equity (gain) on investment in joint ventures                        -
Bankruptcy expenses:
     Loss/(Gain) on Sale of Assets                                (192)
     Interest (Income)                                        (142,498)
     Professional Services                                   1,118,648
     Other nonoperating expenses                            14,563,077
                                                          ------------

Income (loss) before provision for taxes                   (28,813,023)

Provision for income taxes                                           -
                                                          ------------
Net income (loss)                                         $(28,813,023)
                                                          ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended September 30, 2000

                                                              Sunterra
Legal entity                                               Corporation
Bankruptcy filing number                                  00-5-6931-JS
                                                          ------------
Inflows:
--------
Interest Income on D.I.P.                                 $    121,780

Deposit/Collection
------------------
Cash-Out Program                                                 2,435
Encore                                                         437,118
Rental Income                                                  113,750
Tour Sales                                                       5,946
Closing Costs                                                    2,240
Operating Refunds                                              110,766
Escrow Funds                                                   214,395
Sunterra's Collections on Mortgages Receivable               2,990,036
Tax Refunds                                                     26,673
Employee Payroll Deduction Reimbursement                        58,878
HOA Property Insurance Reimbursement                            17,968
HOA Health Insurance Reimbursement                              15,986
Non-Debtor Insurance Reimbursement                             329,511
Non-Debtor Reimbursements                                        1,935
                                                          ------------
    Subtotal-Deposit/Collection Inflows                      4,449,419

Other
-----
Asset Sales                                                          -
Fire Insurance Claims                                          235,199
                                                          ------------
    Total Cash Inflows                                       4,684,618

Outflows:
---------
Operating-Corporate                                            825,921
Operating-FATT                                                   9,497
Operating-Resorts                                              173,295
Payroll-Corporate                                              930,176
Payroll-FATT                                                     3,787
Payroll-Resorts(S&W)                                           101,330
Commissions-Post                                               100,501
HOA Subsidies & Maintenance Fees                             1,220,442
Health Claims                                                  686,945
Workers' Comp./GL Premiums                                     138,505
Insurance - Coverage Premiums                                  941,111
Professional Fees                                            1,318,950
DIP Financing Fees                                              17,576
Restricted Cash Transfers                                      660,392
                                                          ------------
    Total Cash Outflows                                      7,128,429

Capital Expenditures & Maintenance
----------------------------------
Hurricane Repairs                                             (288,867)

Interest
--------
Interest Expense on D.I.P.                                     453,563

Other                                                                -
                                                          ------------
    Total Cash Outflows                                   $  7,293,125
                                                          ------------

United States Bankruptcy Court For the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation Debtor
Case No.  00-5-6931-JS  (Chapter 11)
Cash Flow for the Month Ended September 30, 2000



        Invoice Payable to                     Description of Invoice / Service                        Total
--------------------------------------------------------------------------------------------------------------
Edmundson, Jon                       Commissions                                                  $    4,808
Employment Contractor SE             temp labor- j clark/j gilbert/j penn w/e 9/3/00                   3,286
Kforce                               temp labor - d davis 8/4                                          2,323
Maxum Group                          temp labor - mueller /villa 7/29                                  5,260
Padin, Alejandra                     Commissions                                                       3,846
Signature Consultants                consulting services (timberlake/fraction 7/29)                    5,844
Chase Security Service               contract security                                                   946
Davis, Myon                          Contract labor - file location project - (TG)                     2,708
Kforce.com                           temp labor Davis w/e 8/11 & 8/18                                  5,663
Maxim Group                          temp labor Mueller/Villa W/E 8/5 & 8/12                           5,260
Edmondson, John                      override compensation july00 (st Maarten)                         5,442
Employment Contractor                temp labor - Clark                                                3,622
Chase Security Service               security contract services                                          984
Edmondson, John                      st maarten individual contractor                                  4,808
Kforce                               contract service - D Davis                                        5,808
Town Square & Bent Creek             commissions                                                       3,208
Employment Contractor Services       temp labor                                                        4,819
Resources Connection                 temp labor                                                       20,948
Employment Contractor Services       Account Temps-Weekly                                              2,997
Sedona Properties                    commissions                                                      70,000
Scottsdale                           commissions                                                       2,520
Gatlinburg                           commissions                                                       6,428
Nicole Hood                          Contract Services                                                 3,366
Maxim Group                          temp labor                                                        4,972
Various                              Commissions                                                      19,336
Various                              commission                                                       24,191
Various                              commissions                                                      39,342
Various                              commissions                                                      12,669
Harmon, Charles                      Aug. Void                                                        (2,252)
Various                              Commissions                                                       3,699
Various                              commissions                                                       3,516
                                                                                                  ----------
                                     Contract Labor/Commissions                                      280,365

Cort Furniture                       furniture rental                                                    464
BCL Capital                          security system lease                                               119
Danka Financial Services             copier leases                                                     3,837
Fidelity Leasing                     security system                                                     360
BCL Capital                          lease security system                                               303
BMW Financial Services               vehicle lease (reimb by Ray)                                        489
Newcourt Leasing Corp                furniture leasing                                                 2,944
GE Capital                           IT Equipment Lease                                              116,300
Matrix Funding Corp.                 IT Equipment Lease                                               47,002
Pitney Bowes Credit Corp             office equipment lease                                              111
Muzak                                prerecorded music & equipment lease                                 201
Pitney Bowes Credit Corp             postage equipment                                                   211
American Express Equipment           phone system lease - June                                         1,855
GE Capital                           sharp copier lease - June                                           693
IOS Capital                          sharp fax machine lease - June                                      332
Sharp Electronics Credit             sharp fax machine lease - June                                      130
IKON Office Solutions                acctg & contracts copier maint agreement                            726
IOS Capital                          copiers                                                           1,125
Pitney Bowes Credit Corp             postage equipment                                                   227
IOS Capital                          copier lease                                                        923
Xerox Corp                           copier - cancellation invoice                                       182
                                                                                                  ----------
                                     Equipment Leases                                                178,533

United States Bankruptcy Court For the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation Debtor
Case No.  00-5-6931-JS  (Chapter 11)
Cash Flow for the Month Ended September 30, 2000



        Invoice Payable to                     Description of Invoice / Service                        Total
--------------------------------------------------------------------------------------------------------------
Thomas Gispanski                              Void of Aug. check                                       (3,132)
Various                                       exp report                                               10,838
Various                                       expense report                                            8,821
Various                                       expense report                                            9,862
Various                                       expense report reimb                                     27,707
T. Lincoln Morison                            expense report reimb                                     10,000
Wilson, Penelope                              exp report                                                   91
Lashley                                       expense report reimb                                         47
Gallardo, Felix                               exp report                                                  214
Phillips                                      expense report                                               45
Lindsey, Elizabeth                            expense report reimb                                         65
                                                                                                   ----------
                                              Expense Reports                                          64,557

Secretary of State                            Void of July check                                          (57)
State of New Jersey                           Void of July check                                         (750)
Secretary of State Arizona                    Void of Aug. check                                          (30)
Clerk of the Court                            Foreclosure Fees - Cypress                                   40
Secretary of State                            Annual Report late fee                                        4
Bureau of National Affairs                    software for tax dept                                     1,087
Department of Commerce                        late fee annual report - Honolulu                            10
South Carolina Dept of Labor                  report for wellington/wachesaw                              100
State of New Jersey                           amendment fees - cyp, gb, gsp                               750
California Secretary of                       annual report                                                20
First Union Bank                              secretary of state - illinois & annual report               155
New York Department of                        annual report                                                 9
Secretary of State Nevada                     annual report (s)                                           170
Treasurer of Virginia                         annual report                                               850
Division of Alcohol Beverages & Tobacco       cypress license renewal                                   1,870
State of Arizona Dept of State                void august ck for tradename renewals                       (30)
State of Arizona Dept of State                tradename renewals                                           20
California Secretary of State                 annual report                                                60
Bureau of National Affairs                    payroll library 6/1/00-6/1/01                             1,055
Nevada Secretary of State                     annual report                                               255
Division of Alcoholic Beverages               License audit                                               504
City Treasurer                                transient occupancy - August                              7,819
                                                                                                   ----------
                                              Governmental Fees & Taxes                                13,910

Cigna                                         Medical Claims                                           70,677
Imperial Finance                              Property & Foreign DIC liability                        342,721
Metlife                                       funding requirement for claims                            4,092
AFCO                                          D & O coverage & General Liability Sept prem             43,981
Cigna                                         Medical Claims                                           66,000
Metlife                                       funding requirement for claims                            6,680
Cigna                                         Medical Claims                                           45,909
Metlife                                       funding requirement for claims                            5,818
McGriff Siebels & Will                        commercial g/l premium                                    9,610
Marsh USA                                     policy #004733027 9/1/00-9/1/01                          30,012
WHP Health Initiative                         rx claims ending 8/15                                    42,572
Marsh USA                                     Policy for Breakers                                       1,837
McGriff, Siebels, & Will                      Policy for 401K/benefit plan                              2,014
Cigna                                         medical claims                                           52,836
Met Life Dental                               dental claims                                             5,115
Met Life Dental                               dental claims                                             6,250
Marsh & Company                               June-Sept Auto Liability ins                             37,000
Cigna                                         health claims                                            43,846
Cigna                                         Medical Claims                                          117,736
Cigna                                         Medical Claims                                           11,520

United States Bankruptcy Court For the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation Debtor
Case No. 00-5-6931-JS (Chapter 11)
Cash Flow for the Month Ended September 30, 2000

     Invoice Payable to                                 Description of Invoice / Service                  Total
---------------------------------------------------------------------------------------------------------------------
Metlife                                       funding requirement for claims                                    3,708
Cigna                                         Medical Claims                                                   12,148
Metlife                                       funding requirement for claims                                    2,864
WHP Health Initiatives                        rx claims 8/31                                                   52,271
McGriff, Seibels & Will                       commercial property - october installment - st maarten          238,459
Cigna                                         medical claims                                                   11,730
Metlife                                       dental claims                                                     1,288
BMC                                           medical claims 1998 & 1999                                        2,126
Cigna                                         medical claims                                                   28,183
Metlife                                       dental claims                                                     3,432
Imperial Finance                              WC & GL installment                                             138,505
Insurance Co of Norfolk                       claim payment service fee                                         3,624
Marsh McLennan                                auto insurance 6/1-12/1/00                                        9,250
Cigna                                         medical claims                                                  146,271
Met Life                                      dental claims                                                    20,374
Cigna                                         medical claims                                                   23,216
Metlife                                       dental claims                                                     2,615
AFCO                                                                                                           19,716
Cox Health Systems                            medical benefits July & Aug Branson                             100,558
                                                                                                           ----------
                                              Insurance                                                     1,766,561

Deconcini McDonald Yetwin Tuscon              file #sign 02                                                     9,002
Needle Rosenberg                                                                                                  810
Page, Mracheck, Fitzgerald                    West Palm Beach re: Stellasol                                     1,294
Alexander Hamilton Institute                  P/R issues                                                          119
Alston & Bird LLP                             legal services - securities                                         334
John Browning Real Estate                     broker of record 9-00                                               675
Needle Rosenberg                              Canada trademark registration                                       400
Novell Inc                                    network license 7/24/00-7/24/01                                  15,105
Signature Consultants                         consulting                                                       28,518
Whiteford, Taylor & Preston                   Professional Fees                                               160,302
KPMG, LLP                                     Professional Fees                                               486,427
Willkie Farr                                  Professional Fees                                               315,834
Schreeder Wheeler Flint                       Professional Fees                                                29,336
Fleishman, David                              legal fees - san luis bay                                         1,907
Kaufman & Canoles                             legal fees                                                        1,908
Resources Connection                          professional services w/e 8/26 & 9/2                             20,236
Signature Consultants                         consulting services                                              12,632
Brown & Bunch                                 legal fees - highlands development                                  848
Needle Rosenberg                              All Seasons/Ridge Spa - legal trademarks                             65
Wolcott Rivers Wheary BA                      Greensprings & Powhatan legal fees                                6,224
TLIC Worldwide                                software licenses                                                11,010
Birch De Jongh Hindels &                      legal exp. - signature grand villas                                 171
Country Estates Realty                        June-Dec pymt - broker of record                                    977
CT Corporation Systems                        legal documents                                                   2,472
Dewey Ballantine LLP                          legal                                                             2,153
Great Vacations                               3rd qtr broker of record                                          1,400
Maxim Group                                   consulting                                                        5,260
RIA Group                                     legal financial reporting                                           324
Signature Consultants                         consulting                                                       14,647
Raymond H. Pierson Trust                      Extend Option on parcels @ Cypress                                5,000
McGriff, Seibels, & Williams                  Bond - EVR Lake Tahoe                                             6,350
Pro Business                                  3rd qtr p/r taxes (futa,suta)                                    12,152
Chanin                                        Legal Fees                                                      113,912
Schreeder Wheeler & Flint                     Escrow acct fees/encore transfers                                10,449
Schreeder Wheeler & Flint                     encore transfers                                                  9,617
Schreeder Wheeler & Flint                     encore transfers                                                  9,657

United States Bankruptcy Court For the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation Debtor
Case No. 00-5-6931-JS (Chapter 11)
Cash Flow for the Month Ended September 30, 2000

     Invoice Payable to                                 Description of Invoice / Service                  Total
---------------------------------------------------------------------------------------------------------------------
Schreeder Wheeler & Flint                     encore transfers                                                  9,041
Lowther, Johnson, Joyner, Springfield         local attorney's fees & expenses                                    302
Schreeder Wheeler & Flint                     legal work                                                       12,082
                                                                                                           ----------
                                              Legal & Professional                                          1,318,950

Savoy                                         subsidy                                                          13,365
Savoy Hotel                                   subsidy                                                           9,357
Royal Palm                                    maint fees                                                       25,806
Powhatan                                      maint fees                                                       70,677
Flamingo                                      maint fees                                                       22,581
Coral Sands                                   subsidy                                                          11,545
Flamingo                                      Maint fee funding                                               118,271
Royal Palm                                    Maint fee funding                                                95,772
Powhatan                                      Maint fee funding                                               200,000
Greensprings                                  Maint fee funding                                               100,000
EVR Grand Beach                               replace ck                                                       24,482
Scottsdale Villa Mirage                       maintenance fees/subsidies                                      175,000
Savoy on South Beach Condo Assoc              maintenance fees/subsidies                                       59,357
Cypress Pointe II Condo Assoc                 maintenance fees/subsidies                                      114,357
Sedona Summitt                                Maintenance Fees                                                 75,000
Harbour Lights                                various operating expense (see detail below)                     57,310
Various                                       (exp.) maintenance fees                                          38,465
Villas de Santa Fe                            folio pymts                                                       1,111
Villas de Santa Fe                            maintenance fees/subsidies                                        1,799
Villas de Santa Fe                            (rs) maintenance fees                                             2,838
                                              replace ck                                                        1,711
                                              replace ck                                                        1,638
                                                                                                           ----------
                                              Maintenance Fees                                              1,220,442

Petty Cash                                    reimb Grand Beach spiff account                                   1,250
Strzalko, Jim                                 cash out discount                                                   200
Sedona Properties                             gifting                                                          27,000
PL Productions                                July contest                                                        150
RCI                                           RCI Directories                                                     780
Advantage Hotel Corp                          refreshments                                                      6,000
Fun N Fashion                                 (VIP BBQ) refreshments                                               70
Advantage Hotel Corp                          refreshments                                                      3,000
Alphagraphics                                 breakfast vouchers                                                  219
Advantage Hotel                               refreshments                                                      3,000
Fun N Fashion                                 VIP BBQ - refreshments                                               72
PL Productions                                contest w/memos                                                     150
Inverrary Plaza Resort                        (rs) certs, gifting, premiums                                       240
Parc Corniche Resort                          (rs) certs, gifting, premiums                                     1,039
Quality Inn Maingate                          (rs) certs, gifting, premiums                                        94
Holiday Inn Rancho                            certs/gifts/premiums                                                285
US Telephone Directory                        Yellow pages ad                                                     196
Petty Cash                                    petty cash                                                          722
Ozark Ticket & Travel                         certs/gifts/premiums                                              1,483
Larue Distributing                            refreshments                                                         65
Eaton, Brenda                                 refreshments                                                         95
Comfort Suites                                certs/gifts/premiums                                                 66
Comfort Suites                                certs/gifting/premiums                                              132
                                                                                                           ----------
                                              Marketing, Selling, Advertising                                  46,307

United States Bankruptcy Court For the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation Debtor
Case No. 00-5-6931-JS (Chapter 11)
Cash Flow for the Month Ended September 30, 2000


     Invoice Payable to                                Description of Invoice / Service                    Total
---------------------------------------------------------------------------------------------------------------------
Abelco Finance                                dip loan interest & financing fee                               471,139
Bates Travel & Tourism                        job sun-1011                                                        135
Chase Security Service                        security 8/20-8/26 (metro & LE)                                     926
FedEx                                         shipping                                                          4,267
First Union                                   fee for returned check                                               15
Fore Graphics                                 sales tax due                                                         5
Fulford Van & Storage                         moving constr                                                     3,942
Mechanical Service                            service city                                                         98
Micro Warehouse                                                                                                   167
Sedona Tire & Auto                            it van                                                               29
Ria Group                                                                                                         373
Royal Price Ltd                               sales tax due                                                        32
Tropical Wholesalers                          Savoy hotel landscaping                                           1,542
Additions Plus Inc                            Mfr 2 cleats/the Savoy (constr dept)                                505
Orlando Sentinel                              empl advertising                                                  1,480
Porte Advertising                             Sunterra debtors motion notice                                   18,636
Virginia Miller Gallerie                      the Savoy ship/mural to Miami                                     1,859
Network Solutions                             fee for internet web pages                                           70
Newo Inc                                      vending machines LE offices                                       1,140
Various                                       Fee for 9/8 board meeting                                         8,000
Xeta Technologies                             call accounting system Tahoe Ridge                                4,779
Various                                       BOD meeting reimb                                                 8,000
BCL Capital                                   security                                                          1,638
Fisher, Rushmer, Werrenr                      legal - garnishments & Orlando discount guide                       123
Fulford Van & Storage                         balance of move                                                   1,627
Lake Ellenor Business Center                  additional A/C LE1 ste 350                                          254
Mumford, Jean                                 1st occ & fee due - plantation refund                               337
Signature Systems                             qrtly fee for access control (security system)                      127
Merrill Lynch                                 401K plan funding                                                 7,488
Bent Creek                                    reimb const shipment to Orlando                                      41
Database Technologies                         on line service used by legal dept                                   32
Fulford Van & Storage                         const services rendered                                             903
Infomart                                      motor vehicle report                                                 50
Merrill Lynch                                 401k plan                                                         7,488
Petty Cash                                    reimb petty cash (s huston)                                         474
Lexis Nexis                                   On Line search service used by legal dept                         1,150
MPI Net-3                                     Internet-monthly payment                                          2,075
First Union                                   Bank Fees                                                        12,658
Abdon, Dennis                                 refund                                                              910
Fulford Van & Storage                         Move accounting office                                            1,243
AAA Trophies                                  Plaques for July sales performance                                   45
Heritage Florida Jewish                       publication                                                          54
Fulford Van & Storage                         moving exp.                                                       1,670
Phone Masters                                 acctg move                                                        1,725
Rdevie Art of Life                            sales staff jackets                                                 377
Various (6)                                   cancellations within recission period                               956
Meddina, Lucas & Daisy                        cancelled within rescission                                         199
Samuels, Linnette                             cancelled within rescission                                         299
Fulford Van & Storage                         delivery July 5                                                     307
San Diego Regional                            Chamber of Commerce member dues                                     565
San Diego, Phoenix                            travel related expense                                               15
Wilmar Industries                             hotel supplies                                                      282
Alltel                                        cancellation fees                                                    29
Plumbing Supply                               supplies                                                             96
RCI                                           shipping & processing fees                                          214
Ross, Benny                                   reimburse for RCI bonus week                                        189
Bradley, Charlotte                            refund down payment                                               1,715
RPM Management                                reimb for vouchers                                                   84

United States Bankruptcy Court For the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation Debtor
Case No. 00-5-6931-JS (Chapter 11)
Cash Flow for the Month Ended September 30, 2000

     Invoice Payable to                                 Description of Invoice / Service                    Total
---------------------------------------------------------------------------------------------------------------------
Villas de Santa Fe                            reimb various expenses                                            1,799
Finova Inventory Line                         Segregated Funds                                                244,496
Chase                                         Credit Card Reserved Funds                                      415,896
CIGNA                                         Flex Spending                                                     4,476
Micro Warehouse                               Void of Aug. check                                                 (526)
Club Sunterra, Inc.                           Aug. Void                                                           (96)
Various                                       vendor credits                                                  (69,323)
                                                                                                            ---------
                                              Miscellaneous                                                 1,171,300

Compupay                                      payroll processing fees                                              53
CT Corp Systems                               legal documents                                                   6,883
Allied Data Supply                            supplies                                                            347
FedEx                                         shipping                                                          4,395
New Horizon Computer                          access 97 Begin excel 97 books                                      785
Royal Price LTD Inc                           copy paper                                                        1,015
Benefit Management                            reimb ups charges                                                   123
Allied Data Supplies                          toner cartridges                                                    678
FedEx                                         shipping                                                          1,052
Hewlett Packard                               locking clip kits                                                     6
Micro Warehouse                               supplies                                                            320
Petty Cash                                    office supplies                                                     428
Publix Supermarkets                           supplies (plates, cups etc.)                                        118
Royal Price LTD                               copy paper                                                          508
RR Donnelley                                  forms                                                               271
USPS                                          postage                                                             485
Wayland Engraving                             name plates                                                          70
Hewlett Packard                               Sedona IT addl                                                        3
Danka                                         copier supplies                                                     863
FedEx                                         shipping                                                          2,343
Florida Courier Express                       courier service                                                      15
Four Graphics Inc                             business cards                                                      412
Global Equipment                              5 ash/trash containers                                              720
Midway Distributors Inc                       toner                                                               346
Skyway Technology Group                       toner                                                                84
FedEx                                         shipping                                                            826
Compupay                                      payroll processing fees                                             301
FedEx                                         shipping                                                            910
AAA Trophies & baseball                       nametags                                                             21
Crystal Springs Water                         water cooler service                                                 15
FedEx                                         shipping                                                            653
AAA Trophies                                  nametags                                                             41
FedEx                                         shipping                                                            352
Allied Data Supplies                          HP1100 Toner                                                        200
Danka                                         drum unit                                                           324
Compupay                                      payroll processing fees                                             103
FedEx                                         shipping                                                            190
Ikon Office Solutions                         office supplies                                                      49
Purchase Power                                postage                                                             415
Quality Quick Printing                        RCI guest relations survey                                          274
UPS                                           shipping                                                            164
Ikon Office Solutions                         office supplies                                                     153
UPS                                           shipping                                                             85
Pitney Bowes                                  postage                                                              84
                                                                                                            ---------
                                              Office Supplies                                                  27,481

United States Bankruptcy Court For the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation Debtor
Case No. 00-5-6931-JS (Chapter 11)
Cash Flow for the Month Ended September 30, 2000

     Invoice Payable to                            Description of Invoice / Service                         Total
--------------------------------------------------------------------------------------------------------------------------
Various                                       Sept. payroll                                                   893,677
Various                                       Sept. Payroll                                                    46,753
Various                                       Sept. Payroll                                                     3,787
Various                                       Sept. Payroll                                                    51,077
Various                                       Sept. Payroll                                                     3,500
                                                                                                           ----------
                                              Payroll                                                         998,794

JM Enterprises                                Aug/Sept rent                                                     2,980
Aaron Rents                                                                                                     6,654
Fulford Van & Storage                         misc storage Aug                                                  5,893
Configurations                                storage - Sept                                                       74
Execustay Corp of America                     rent - Sept                                                       2,596
Fulford Van & Storage                         storage - Sept                                                    5,868
Public Storage                                storage - Sept                                                    2,077
Cort Furniture Rental                         furniture lease                                                     994
Lake Ellenor Business Center                  Oct rent Lk Ellenor                                              29,826
Tahitian Investments                          Oct rent Lk Ellenor 3                                            27,449
F Highway Storages                            July-Dec storage                                                    600
Advanta Leasing Services                      Oct rent                                                            478
Storage USA                                   July rent                                                           109
                                                                                                           ----------
                                              Property Rent                                                    85,599

Tahitian Investments                          addl hvac/electric le3                                            1,938
Danka                                         copier maintenance agreement                                        396
Signature Systems                             security monitoring fee                                             222
United Fire Protection                        Metrowest monitoring                                                 73
Mr Windshield                                 repair windshield on IT van in Sedona                               357
Julie's Cleaning Service                      cleaning supplies & Aug spot clean                                1,072
Lomax, Raymond                                patch hole in wall - le1 ste 500                                    110
Montalvo, Wil                                 lawn service - metro                                              1,800
Watts Air Conditioning                        server room maint                                                   147
Wire & Design                                 change ballasts                                                   2,685
Brio Technology                               system maint/support                                              8,512
Flamingo Beach resort                         hurricane repairs                                                85,870
Chase Security Service                        security service metro & lk Ellenor                                 926
Danka                                         copier maintenance fees (June 1 - September 30)                  19,665
Home Depot                                    maintenance supplies                                                805
Waste Management                              refuse management                                                    58
Wire & Design                                 change 8 ballasts (le3)                                           3,255
Gateway                                       Keyboard replacement                                                184
St Maarten                                    hurricane repairs                                               120,235
St Maarten                                    hurricane repairs                                               167,401
St Maarten                                    hurricane repairs                                               100,000
Various                                       Insurance refunds on hurricane repairs                         (848,243)
Southern Appeal Carpet                        carpet cleaning                                                     386
Trugreen Interior Plant                       plant maintenance                                                   159
Reliable Heat & Air                           service call - replace switch                                        65
L & J Plumbing Supply                         supplies                                                            211
St Clair Services Inc                         Aug/Sept refuse removal                                             129
Tri lakes TV & Appliance                      TV repair                                                            25
L & J Plumbing Supply                         maintenance supplies                                                 15
Maintenance USA                               3 American water heaters & other materials                          587
Tri Lakes TV & Appliance                      TV repair                                                            59
St Maarten                                    hurricane repairs                                                85,870
                                                                                                           ----------
                                              Repairs & Maintenance                                          (245,026)

United States Bankruptcy Court For the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation Debtor
Case No. 00-5-6931-JS (Chapter 11)
Cash Flow for the Month Ended September 30, 2000

     Invoice Payable to                            Description of Invoice / Service                         Total
--------------------------------------------------------------------------------------------------------------------------
Sprint                                        telephone                                                            94
Sprint                                        telephone                                                            44
Sprint                                        telephone                                                       117,798
Verizon Wireless                              cell phones                                                         939
AT & T Wireless                               cell phones                                                         252
Cable & Wireless                              telephone                                                         2,478
AT & T Wireless                               telephone                                                         5,266
BellSouth                                     telephone                                                        19,877
Nextel                                        telephone                                                           275
Pacific Bell                                  telephone                                                            38
Sprint                                        telephone                                                        52,460
Lucent Technologies                           telephone                                                           138
Integrated Telecom                            Ridge Pointe PBX/Voicemail                                        3,720
AT & T                                        telephone                                                        22,734
Genter Services                               conference call                                                     554
Potter, Hills, & Bateman                      ld phone                                                              0
Sprint                                        telephone                                                        94,219
Sunterra Communications                       telephone                                                         2,026
Sprint                                        telephone                                                           975
AT & T                                        June - telephone                                                  4,251
GTE                                           telephone                                                            71
Sunterra Communications                       telephone                                                         3,554
AT & T Wireless                               cell phones                                                         466
BTI                                           telephone                                                           101
GTE                                           July/August Telephone                                             3,277
Sunterra Communications                       telephone                                                         2,517
LCS Paging                                    Sept paging                                                          61
BellSouth                                     telephone                                                            97
US West Communications                        telephone                                                           250
                                                                                                           ----------
                                              Telephone                                                       338,534

Southwest Gas Corp                            gas                                                                  20
Rent a Cube                                   June/July/Aug water & sewer                                          79
Sierra pacific Power                          July/Aug electric                                                 2,991
Citizens Arizona Gas                                                                                               18
Citizens Arizona Gas                          gas                                                                   8
Orlando Utilities                             metro electric                                                    2,072
Arizona Public Service                        electric/Sedona construction                                         13
Tahitian Investments                          additional hvac/electric                                          1,875
Orlando Utilities                             electric (Aug & Sept)                                            18,947
Empire District Electric                      electric                                                            311
White River Valley                            electric                                                             77
Deffinbaugh Industries                        septic holding tank June-Aug                                        406
                                                                                                           ----------
                                              Utilities                                                        26,818
                                                                                                           ----------

                                              Total Cash Outflows                                          $7,293,125
                                                                                                           ==========

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
September 30, 2000


                                                                AKGI St.
Legal entity                                                 Maarten, NV
Bankruptcy filing number                                    00-5-6933-JS
                                                            ------------
Assets:
------
Cash and cash equivalents                                    $   617,211
Cash in escrow and restricted cash                                   709
Mortgages receivable, net                                              -
Retained interests                                                     -
Intercompany receivable                                       (5,493,737)
Due from related parties                                       3,162,340
Other receivables, net                                         3,022,746
Prepaid expenses and other assets                                864,434
Investment in joint ventures                                           -
Real estate and development costs                             17,538,146
Property and equipment, net                                      305,465
Intangible assets, net                                             3,188
                                                             -----------

                                                             $20,020,502
                                                             ===========
Liabilities and equity:
----------------------
Accounts payable subject to compromise                         2,813,746
Notes payable subject to compromise                                    -
Accounts payable not subject to compromise                       453,164
Accrued liabilities                                            2,021,459
Notes payable not subject to compromise                                -
Deferred income taxes                                             18,920
                                                             -----------
                                                               5,307,289

Stockholders' equity                                          14,713,213
                                                             -----------

Total liabilities and equity                                 $20,020,502
                                                             ===========


United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended September 30, 2000


                                                                AKGI St.
Legal entity                                                 Maarten, NV
Bankruptcy filing number                                    00-5-6933-JS
                                                            ------------
Revenues:
--------
Vacation interests sales                                     $   417,449
Interest income                                                        -
Other income (loss)                                              111,012
                                                             -----------
     Total revenues                                              528,461
                                                             -----------

Costs and operating expenses:
----------------------------
Vacation interests cost of sales                                 123,907
Advertising, sales and marketing                                 286,536
Provision for doubtful accounts                                        -
Loan portfolio expenses                                           17,466
General and administrative                                        70,741
Depreciation and amortization                                     19,786
                                                             -----------
Total costs and operating expenses                               518,436
                                                             -----------

Income (loss) from operations                                     10,025

Interest expense                                                       -
Equity (gain) on investment in joint ventures                          -
Bankruptcy expenses                                                    -
                                                             -----------

Income (loss) before provision for taxes                          10,025

Provision for income taxes                                             -
                                                             -----------
Net income (loss)                                            $    10,025
                                                             ===========


United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended September 30, 2000



                                                                AKGI St.
Legal entity                                                 Maarten, NV
Bankruptcy filing number                                    00-5-6933-JS
                                                            ------------
Inflows:
-------
Deposit/Collection
------------------
Cash-Out Program                                             $    35,195
Encore                                                             1,085
Timeshare Sales                                                  260,000
                                                             -----------

    Subtotal-Deposit/Collection Inflows                          296,280

Other
-----
Asset Sales                                                            -
                                                             -----------

Total Cash Inflows                                               296,280

Outflows:
--------
Operating-Resorts                                                184,969
Commissions-Post                                                  78,445
                                                             -----------

Total Cash Outflows                                          $   263,414
                                                             -----------

United States Bankruptcy Court For the District of Maryland
Office of the United States Trustee
In Re:  AKGI St. Maarten, N.V., Inc.
Case No.  00-5-6933-JS  (Chapter 11)
Cash Flow for the Month Ended September 30, 2000

        Invoice Payable to                     Description of Invoice / Service                   Total
--------------------------------------------------------------------------------------------------------------
Various                                   commissions                                               $ 70,000
Various                                   commissions                                                  8,445
                                                                                                    --------
                                          Contract Labor/Commissions                                  78,445

Original Car Rental                       car rental                                                     945
Paradise Car Rental                       car rental                                                     980
Thrifty Enterprise                        car rental                                                     550
                                                                                                    --------
                                          Equipment Leases                                             2,475

Flamingo                                  payroll taxes August                                        60,900
Island Receiver                           work permits                                                   449
Various                                   payroll withholdings                                         1,716
                                                                                                    --------
                                          Governmental Fees & Taxes                                   63,065

Fairplay Intl                             retainer fees                                                2,500
Winkel Solina & Grul                      legal reps                                                     750
Fairplay International                    retainer fee                                                 2,500
                                                                                                    --------
                                          Legal & Professional                                         5,750

Various                                   refreshments/vouchers                                       52,846
Ama Diamond International                 certs/gifting/premiums                                         600
Best Deal Car Rental                      certs/gifting/premiums                                          65
Coprop... Voyager                         certs/gifting/premiums                                         125
Diamond Casina                            certs/gifting/premiums                                       2,966
Don Carlos Restaurant                     certs/gifting/premiums                                         605
Hollywood Casino                          certs/gifting/premiums                                       2,425
Lynettes Restaurant                       certs/gifting/premiums                                       1,320
Richards Crape                            certs/gifting/premiums                                         744
Various                                   entertainment                                                2,229
                                                                                                    --------
                                          Marketing, Selling, Advertising                             63,925

Various Vendors                           F & B                                                       13,953
Julian Chance                             overrides                                                    4,562
Various                                   f & b supplies                                               4,999
Atkins Curlen                             accident                                                       485
First Union                               Bank fees                                                       14
                                                                                                    --------
                                          Miscellaneous                                               24,013

Various                                   supplies/mail service fee/shipping                           3,113
Fedex                                     postage                                                        597
Pure Carib                                water cooler service                                            19
                                                                                                    --------
                                          Office Supplies                                              3,729

United States Bankruptcy Court For the District of Maryland
Office of the United States Trustee
In Re:  AKGI St. Maarten, N.V., Inc.
Case No.  00-5-6933-JS  (Chapter 11)
Cash Flow for the Month Ended September 30, 2000

        Invoice Payable to                     Description of Invoice / Service                   Total
--------------------------------------------------------------------------------------------------------------
Bijlani, Arun                             booth rent                                                   3,600
Courtwell Mgmt                                                                                         8,937
Various                                   booth rentals                                                3,450
                                                                                                    --------
                                          Property Rent                                               15,987

Various                                   repairs/maint supplies                                       3,231
Petty Cash                                cash for repairs                                             1,167
                                                                                                    --------
                                          Repairs & Maintenance                                        4,398

Various                                   reimb cell phone exp/telephone                                 393
Vincent Edwards                           cell phone reimb                                                77
                                                                                                    --------
                                          Telephone                                                      470

Various                                   cooking gas/water                                            1,157
                                                                                                    --------
                                          Utilities                                                    1,157
                                                                                                    --------

                                          Total Cash Outflows                                       $263,414
                                                                                                    ========

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
September 30, 2000


                                                                 All Seasons
Legal entity                                                Properties, Inc.
Bankruptcy filing number                                        00-5-6934-JS
                                                                ------------
Assets:
-------
Cash and cash equivalents                                       $          -
Cash in escrow and restricted cash                                         -
Mortgages receivable, net                                                  -
Retained interests                                                         -
Intercompany receivable                                              (45,039)
Due from related parties                                                   -
Other receivables, net                                                     -
Prepaid expenses and other assets                                          -
Investment in joint ventures                                               -
Real estate and development costs                                          -
Property and equipment, net                                                -
Intangible assets, net                                                     -
                                                                ------------

                                                                $    (45,039)
                                                                ============
Liabilities and equity:
-----------------------
Accounts payable subject to compromise                                     -
Notes payable subject to compromise                                        -
Accounts payable not subject to compromise                                 -
Accrued liabilities                                                        -
Notes payable not subject to compromise                                    -
Deferred income taxes                                                      -
                                                                ------------
                                                                           -

Stockholders' equity                                                 (45,039)
                                                                ------------

Total liabilities and equity                                    $    (45,039)
                                                                ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended September 30, 2000


                                                                 All Seasons
Legal entity                                                Properties, Inc.
Bankruptcy filing number                                        00-5-6934-JS
                                                                ------------
Revenues:
---------
Vacation interests sales                                        $          -
Interest income                                                            -
Other income (loss)                                                        -
                                                                ------------
     Total revenues                                                        -
                                                                ------------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                                           -
Advertising, sales and marketing                                           -
Provision for doubtful accounts                                            -
Loan portfolio expenses                                                    -
General and administrative                                                 -
Depreciation and amortization                                              -
                                                                ------------
Total costs and operating expenses                                         -
                                                                ------------

Income (loss) from operations                                              -

Interest expense                                                           -
Equity (gain) on investment in joint ventures                              -
Bankruptcy expenses                                                        -
                                                                ------------

Income (loss) before provision for taxes                                   -

Provision for income taxes                                                 -
                                                                ------------
Net income (loss)                                               $          -
                                                                ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended September 30, 2000


                                                                 All Seasons
Legal entity                                                Properties, Inc.
Bankruptcy filing number                                        00-5-6934-JS
                                                                ------------
No cash flow for this entity.

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
September 30, 2000


                                                             All Seasons
                                                                Resorts,
Legal entity                                                    Inc. (AZ)
Bankruptcy filing number                                    00-5-6936-JS
                                                            ------------
Assets:
------
Cash and cash equivalents                                    $   179,474
Cash in escrow and restricted cash                             5,441,167
Mortgages receivable, net                                      1,908,689
Retained interests                                                     -
Intercompany receivable                                       33,748,303
Due from related parties                                           5,264
Other receivables, net                                         6,561,731
Prepaid expenses and other assets                              1,020,209
Investment in joint ventures                                           -
Real estate and development costs                             30,270,877
Property and equipment, net                                    2,012,056
Intangible assets, net                                                 -
                                                             -----------

                                                             $81,147,770
                                                             ===========
Liabilities and equity:
-----------------------
Accounts payable subject to compromise                         3,797,051
Notes payable subject to compromise                            1,750,935
Accounts payable not subject to compromise                       848,556
Accrued liabilities                                            3,307,983
Notes payable not subject to compromise                                -
Deferred income taxes                                                  -
                                                             -----------
                                                               9,704,525

Stockholders' equity                                          71,443,245
                                                             -----------

Total liabilities and equity                                 $81,147,770
                                                             ===========

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended September 30, 2000

                                                             All Seasons
                                                                Resorts,
Legal entity                                                    Inc. (AZ)
Bankruptcy filing number                                    00-5-6936-JS
                                                            ------------
Revenues:
---------
Vacation interests sales                                     $ 2,942,402
Interest income                                                   36,388
Other income (loss)                                              (31,165)
                                                             -----------
     Total revenues                                            2,947,625
                                                             -----------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                                 746,895
Advertising, sales and marketing                               1,242,795
Provision for doubtful accounts                                        -
Loan portfolio expenses                                           (7,500)
General and administrative                                       171,969
Depreciation and amortization                                     28,090
                                                             -----------
Total costs and operating expenses                             2,182,249
                                                             -----------

Income (loss) from operations                                    765,376

Interest expense                                                 (38,583)
Equity (gain) on investment in joint ventures                          -
Bankruptcy expenses                                                    -
                                                             -----------

Income (loss) before provision for taxes                         803,959

Provision for income taxes                                             -
                                                             -----------
Net income (loss)                                            $   803,959
                                                             ===========

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended September 30, 2000

                                                             All Seasons
                                                                Resorts,
Legal entity                                                    Inc. (AZ)
Bankruptcy filing number                                    00-5-6936-JS
                                                            ------------
Inflows:
--------

Deposit/Collection
------------------
Encore                                                       $    31,653
Operating Refunds                                                300,508
Escrow Funds                                                     739,591
                                                             -----------

    Subtotal-Deposit/Collection Inflows                        1,071,752

Other
-----
Asset Sales                                                            -
                                                             -----------

Total Cash Inflows                                             1,071,752
                                                             -----------

Outflows:
---------
Operating-Resorts                                                504,506
Payroll-Resorts(S&W)                                             523,000
Commissions-Post                                                 426,580
HOA Subsidies & Maintenance Fees                                  40,724
                                                             -----------

Total Cash Outflows                                          $ 1,494,810
                                                             -----------

United States Bankruptcy Court For the District of Maryland
Office of the United States Trustee
In Re: All Seasons Resorts, Inc. (AZ)
Case No.  00-5-6936-JS  (Chapter 11)
Cash Flow for the Month Ended September 30, 2000

            Invoice Payable to                      Description of Invoice / Service                             Total
----------------------------------------------------------------------------------------------------------------------------
Pruett, James                                     Commissions                                                     $      189
Various                                           commissions                                                        110,000
                                                  commissions                                                        120,000
                                                  commissions                                                         70,000
Singer, Luke                                      contract labor/advs coordinator                                        170
Sedona Properties                                 commissions                                                        135,000
Redi Help Personnel Services                      temp labor                                                             221
Redi Help Personnel Services                      prepayment for temp labor                                            3,000
Sedona                                            Excess funding for commissions                                     (12,000)
                                                                                                                  ----------
                                                  Contract Labor/Commissions                                         426,580

Pitney Bowes Credit Corp                          copier                                                                 286
Xerox Corp                                        copiers                                                              1,191
Xerox Corp                                        copier lease                                                           461
A1 Golf Cart Leasing                              passenger golf carts                                                 1,480
Purchase Power                                    postage machine                                                        765
Xerox Corporation                                 copier leases and pooling                                            9,753
Sterling Bank & Trust                             Summit phone system June/July/Aug                                    5,208
AZ Credit Terminal                                credit card terminal rental                                            174
Pitney Bowes                                      postage machine rental                                                 833
Purchase Power                                    postage machine rental - ridge sales                                   715
                                                                                                                  ----------
                                                  Equipment Leases                                                    20,866

Burks, Lana                                       Reimburse expenses                                                      71
Weiser, Joshua                                    travel reimb                                                         3,141
Beristain                                         expense report reimb                                                   229
Various                                           exp. report                                                            711
Hayhurst, Kraus, Kruse, Mahaney, Matkovich        expense report                                                         737
Various                                           expense report                                                       1,625
Various                                           expense report reimb                                                   562
                                                                                                                  ----------
                                                  Expense Reports                                                      7,076

Arizona Department of Revenue                     July & Aug sales                                                    15,165
                                                                                                                  ----------
                                                  Governmental Fees & Taxes                                           15,165

International Escrow Service                      conversion fees                                                      2,507
Chicago Title Company                             resale - cummings & ayvazian                                        12,095
Chicago Title Company                             resale - Lovelace, lawrence & Jeanette                              12,595
CT Corporation                                    proff serv for legal dept -certificate of good standing              1,025
Credit Data Southwest                             credit service                                                       1,561
International Escrow Service                      fees                                                                 8,059
                                                                                                                  ----------
                                                  Legal & Professional                                                37,842

United States Bankruptcy Court For the District of Maryland
Office of the United States Trustee
In Re: All Seasons Resorts, Inc. (AZ)
Case No. 00-5-6936-JS (Chapter 11)
Cash Flow for the Month Ended September 30, 2000

             Invoice Payable to                     Description of Invoice / Service                                Total
----------------------------------------------------------------------------------------------------------------------------
Scottsdale Villa Mirage                           maint fees                                                           1,046
Scottsdale Villa Mirage                           folio pymts                                                          1,013
Scottsdale Villa Mirage                           (rs) maintenance fees/subsidies                                      1,291
Villas of Poco Diablo                             maint fee late charges                                               2,500
Villas of Sedona                                  maint fee late charges                                               9,350
Sedona Springs                                    maint fee late charges                                               1,300
Ridge on Sedona Golf                              (rs) maint fees                                                      4,193
Sedona Summit                                     (rs) maint fees                                                      1,556
Villas at Poco Diablo                             (rs) maint fees                                                         78
Villas of Sedona                                  (rs) maint fees                                                        184
Ridge on Sedona Golf                              folio pymts                                                          4,574
Sedona Summit                                     folio pymts                                                          1,093
Ridge on Sedona Golf                              (rs) maintenance fees/subsidies                                      4,392
Sedona Springs                                    (rs) maintenance fees/subsidies                                        177
Sedona Summit                                     (rs) maintenance fees/subsidies                                      1,505
Villas of Sedona                                  (rs) maintenance fees/subsidies                                         89
Ridge on Sedona Golf                              (rs) maintenance fees                                                4,661
Sedona Springs                                    (rs) maintenance fees                                                  265
Sedona Sumitt                                     (rs) maintenance fees                                                1,314
Villas at Poco Diablo                             (rs) maintenance fees                                                   66
Villas of Sedona                                  (rs) maintenance fees                                                   77
                                                                                                                  ----------
                                                  Maintenance Fees                                                    40,724

United Coffee Service                             refreshments                                                           124
Hinkley & Sierra Spring                           refreshments                                                            97
US Telephone Directory                            advertising                                                            196
Michael Montis of Scottsdale                      certs/gifts/premiums                                                 2,250
P F Chang China Bistro                            certs/gifts/premiums                                                 2,500
Charthouse                                        certs/gifting/premiums                                               2,250
Michael Montis of Scottsdale                      certs/gifting/premiums                                               2,295
Coca Cola                                         refreshments                                                           150
Drinkwaters Liquor &                              refreshments                                                           109
Frys Food Stores                                  refreshments                                                            46
Michael Montis of Scottsdale                      certs/gifting/premiums                                               2,250
United Coffee                                     refreshments                                                            80
Various                                           certs/gifting/premiums                                               4,726
Various                                           certs/gifting/premiums                                               4,350
Various                                           certs/gifting/premiums                                               2,520
A Day in the West                                 certs/gifting                                                        9,201
Sedona                                            Spiff/Gifting                                                          704
Sedona                                            Spiff/Gifting                                                          357
Sedona                                            Spiff/Gifting                                                       22,500
Sedona                                            Spiff/Gifting                                                       10,500
Sedona                                            Spiff/Gifting                                                       20,000
Sedona                                            Spiff/Gifting                                                        7,000
Sedona                                            Spiff/Gifting                                                       26,000
Sedona                                            Spiff/Gifting                                                       17,700
Sedona                                            Spiff/Gifting                                                        9,300

United States Bankruptcy Court For the District of Maryland
Office of the United States Trustee
In Re: All Seasons Resorts, Inc. (AZ)
Case No.  00-5-6936-JS  (Chapter 11)
Cash Flow for the Month Ended September 30, 2000

           Invoice Payable to                       Description of Invoice / Service                             Total
----------------------------------------------------------------------------------------------------------------------------
Sedona                                            Spiff/Gifting                                                        6,940
All Printing                                      labels/fun packs                                                     1,070
AM Coffee Service                                 refreshments                                                           235
Bell Rock Inn                                     certs/gifting                                                        1,940
Dale Borman                                       entertainment                                                          150
Club Sunterra                                     July (less June overpayment)                                         5,856
Club Sunterra                                     ambassador                                                           1,400
Diamondback Aviation                              certs/gifting                                                        1,967
Doubletree                                        prepayment                                                           4,000
Dzergian                                          entertainment                                                           50
Evola,Lynn Allison                                catering                                                             1,117
Holiday Inn Express                               certs/gifting                                                        1,152
Info USA                                          lead generation                                                        770
Ishikawa, Kenzo                                   entertainment                                                          100
Kings Ransom Quality Inn                          certs/gifting                                                          995
Malloy, kathleen                                  in-house catering                                                      476
Oaxaca                                            certs/gifting                                                        1,092
Petty Cash                                        OPC petty cash spiff                                                   269
Petty Cash                                        owner referral                                                         100
Petty Cash                                        owner referral                                                         100
Petty Cash                                        voc                                                                    137
Printing Connection                               vacation planners/letterhead/business cards                          6,820
Rhodes, Daniel                                    entertainment                                                           50
Roberts Creekside                                 certs/gifting                                                        1,126
Sedona Photo Tours                                certs/gifting                                                        2,674
Sedona Transportation                             certs/gifting                                                          519
Spirit Travel                                     prepaid premiums                                                     2,046
Sweet Peppers                                     certs/gifting                                                           21
Touch of the Southwest                            certs/gifting                                                           79
Village Lodge                                     certs/gifting                                                           55
Way of the Ancients                               certs/gifting                                                        6,353
Wolf, Martin                                      certs/gifting                                                        1,556
A Day in the West                                 certs/gifts/premiums                                                 3,741
Bell Rock Inn                                     certs/gifts/premiums                                                 1,463
Blazin M Ranch                                    certs/gifts/premiums                                                   440
Boorman, Dale                                     entertainment                                                          200
Boyd Coffee Service                               refreshments                                                           250
Creative Printing & Copy                          color various resort brochures                                       2,970
Diamond Back Aviation                             certs/gifts/premiums                                                 1,928
Dzerigian, John                                   entertainment                                                           50
Earth Wisdom Tours                                certs/gifts/premiums                                                 2,750
Evola, Lynn Allison                               catering                                                             1,117
Fournos Restaurant                                certs/gifts/premiums                                                   383
Holiday Inn Express                               certs/gifts/premiums                                                   712
Kings Ransom                                      certs/gifts/premiums                                                   796
Malloy, Kathleen                                  catering                                                               476
Maria's Restaurant                                certs/gifts/premiums                                                   190
Petty Cash                                        reimb encore/spiff & party funds                                     4,629

United States Bankruptcy Court For the District of Maryland
Office of the United States Trustee
In Re: All Seasons Resorts, Inc. (AZ)
Case No. 00-5-6936-JS (Chapter 11)
Cash Flow for the Month Ended September 30, 2000

            Invoice Payable to                                Description of Invoice / Service                    Total
-----------------------------------------------------------------------------------------------------------------------------
Pink Jeep Tours                                   certs/gifts/premiums                                                 2,139
Prime Cut                                         certs/gifts/premiums                                                   845
Red Rock Jeep Tours                               certs/gifts/premiums                                                 2,644
Sedona Adventures                                 certs/gifts/premiums                                                 8,448
Sedona Golf Resort                                certs/gifts/premiums                                                   944
Sedona Photo Tours                                certs/gifts/premiums                                                 4,542
Sedona Transportation                             certs/gifts/premiums                                                   432
Sky High Balloons                                 prepymt for certs/gifts/premiums                                    15,000
Verde Canyon Railroad                             certs/gifts/premiums                                                 2,650
Verde Santa Fe                                    certs/gifts/premiums                                                    25
Villas at Poco Diablo                             spiffs                                                                 155
Villas of Sedona                                  spiffs                                                                  89
USDA Forest Service                               prepaid premium for certs/gifts to park                              1,125
A Day in The West                                 certs/gifting/premiums                                               2,230
All Printing                                      6000 vouchers & ridge invitations                                    1,323
AM Coffee Service                                 refreshments                                                           361
Blavat, Dana                                      classified ad for cmd                                                   41
Bashas                                            refreshments                                                         2,507
Boorman, Dale                                     entertainment 9/14 & 9/16-9/18                                         200
Diamondback Aviation Service                      certs/gifting/premiums                                               2,166
Dzerigian, John                                   entertainment                                                           50
Earth Wisdom Tours                                certs/gifting/premiums                                               2,005
Evola, Lynn                                       catering 9/16-9/17                                                   1,117
Holiday Inn Express                               certs/gifting/premiums                                                 272
Ishikawa, Kenzo                                   entertainment                                                           50
Kings Ransom Quality Inn                          certs/gifting/premiums                                               1,989
Malloy, Kathleen                                  entertainment 9/17-9/18                                                476
Old Pueblo West                                   certs/gifting/premiums                                                  50
Prime Cut                                         certs/gifting/premiums                                                 878
Rhodes, Daniel                                    entertainment 9/10                                                      50
Schimikowsky, Tracie                              advertising in Larsons                                                 227
Sedona Photo Tours                                certs/gifting/premiums                                               2,909
Sedona Swiss Restaurant                           certs/gifting/premiums                                                 319
Sedona Transportation                             certs/gifting/premiums                                                 533
Sky High Balloons                                 certs/gifting/premiums                                                 788
Way of The Ancients                               certs/gifting/premiums                                               8,168
A Day In The West                                 certs/gifting/premiums                                               2,807
All Printing                                      certs/gifting/premiums                                               2,398
Arizona Drive Guide                               advertising                                                          1,014
Bell Rock Inn                                     certs/gifting/premiums                                               4,942
Boorman, Dale                                     entertainment                                                          200
Coca Cola                                         refreshments                                                           158
Creative Printing                                 printing of brochures                                                3,424
Desert Jeep & Bike Rental                         certs/gifting/premiums                                                 323
Diamondback Aviation                              certs/gifting/premiums                                               2,994
Dzerigian, John                                   entertainment                                                           50
Earth Wisdom Tours                                certs/gifting/premiums                                               2,211
Evola, Lynn Allison                               catering 9/23-9/24                                                   1,117

United States Bankruptcy Court For the District of Maryland
Office of the United States Trustee
In Re: All Seasons Resorts, Inc. (AZ)
Case No. 00-5-6936-JS (Chapter 11)
Cash Flow for the Month Ended September 30, 2000

            Invoice Payable to                                Description of Invoice / Service                    Total
-----------------------------------------------------------------------------------------------------------------------------
Fournos Restaurant.                               certs/gifting/premiums                                                 338
Holiday Inn Express                               certs/gifting/premiums                                                  63
Ishikawa, Kenzo                                   entertainment                                                          100
Johansen, Curtis                                  certs/gifting/premiums                                                 144
Kings Ransom Quality Inn                          certs/gifting/premiums                                                 597
Malloy, Kathleen                                  catering 9/24-9/25                                                     476
Marketplace Cafe                                  certs/gifting/premiums                                                 258
Liberty Diversified Inc                           lead generations                                                     1,752
Oaxaca Restaurant                                 certs/gifting/premiums                                               1,040
Petty Cash                                        reimb spiff cash accounts                                            3,103
Prime Cut                                         certs/gifting/premiums                                                 756
Printing Connection                               printing of surveys, brochures,pltinum cards etc.                    3,041
Red Rock Review                                   full page ad - crazy coyote - oct                                      950
Ridge Spa & Racquet                               certs/gifting/premiums                                                 243
Sedona Transportation                             certs/gifting/premiums                                                 546
Sky High Balloons                                 certs/gifting/premiums                                               1,026
Verde Santa Fe                                    certs/gifting/premiums                                                  60
Way of The Ancients                               certs/gifting/premiums                                              17,672
Sedona Photo Tours                                certs/gifting/premiums                                               2,609
Sedona                                            spiffs                                                              11,358
Sedona Golf Resort                                deposit for certs, gifting, premiums                                 4,000
Various                                           Ridge gifting                                                       20,000
                                                                                                                  ----------
                                                  Marketing, Selling, Advertising                                    380,022

Petty Cash                                        replenish petty cash                                                   335
Professional Plants                               plants (bromeliad)                                                      86
Scottsdale Villa Mirage                           August Check void                                                   (1,025)
Corporate American Express                        supplies                                                               354
Fedex                                             shipping                                                               527
M Lee Smith Publishers                            arizona employment center                                              122
Pitney Bowes                                      postage                                                                 46
Society for Human Resources Balt                  membership 10/1/00-9/30/01                                             160
Threadworks Unlimited                             uniforms for opc's                                                   4,359
Choice Point                                      monthly charges (provides reports for legal)                           228
Michael, James                                    refund overpayment of mortgage                                         453
Club Sunterra                                     club fees                                                            3,972
DMX Music                                         music service                                                           56
Petty Cash                                        replenish petty cash                                                   438
Rayne of Northern Arizona                         daycare                                                                 95
Villas of Sedona                                  clubhouse usage June-Aug                                             1,300
Baier Signs                                       8 names - west bldg                                                     92
Daluz, Tahona                                     Sept insurance reimb                                                   100
Griffith, Johnny                                  license renewal fee                                                    158
Monty, Edward                                     refund overpayment for concord pif account                           3,087
Scottsdale Camelback                              transfer fee on trade in fo McCann downgrade                            50
Various                                                                                                                   89
HSBC Bank of New York                             Void of July check                                                  (2,175)
Bell Rock Inn                                                                                                         (3,000)

United States Bankruptcy Court For the District of Maryland
Office of the United States Trustee
In Re: All Seasons Resorts, Inc. (AZ)
Case No. 00-5-6936-JS (Chapter 11)
Cash Flow for the Month Ended September 30, 2000

            Invoice Payable to                                Description of Invoice / Service                    Total
-----------------------------------------------------------------------------------------------------------------------------
Blazin M Ranch                                                                                                           (85)
Desert Quail Inn                                                                                                      (3,600)
Kings Ransom Quality Inn                                                                                              (5,900)
Touch of The Southwest                                                                                                (5,200)
Verde Canyon Railroad                                                                                                   (184)
Fournos Restaurant                                                                                                    (1,000)
Red Rock Jeep Tours                                                                                                   (2,400)
Verde Canyon Railroad                                                                                                 (1,400)
Hau, Richard & Elizabeth                                                                                             (64,995)
RCI                                                                                                                      (38)
                                                                                                                  ----------
                                                  Miscellaneous                                                      (74,896)

Fedex                                             shipping                                                                59
Pitney Bowes                                      postage                                                                144
Staples                                           office supplies                                                        142
Waxie Sanitary Supply                             sanitary supply                                                        186
Compupay                                          payroll processing fees                                                 56
Fedex                                             shipping                                                                52
Compupay                                          payroll processing fees                                                352
Fedex                                             shipping                                                                64
Staples Credit Plan                               office supplies                                                         63
Compupay                                          payroll processing fees                                                 48
Fedex                                             shipping                                                               321
Pitney Bowes                                      postage                                                                 81
Waxie Sanitary Supply                             sanitary supplies                                                      105
Office Max                                        office supplies                                                        543
Office Furniture of Sedona                        office supplies                                                        553
Quill Corp                                        office supplies                                                        341
Waxie Sanitary Supply                             sanitary supply                                                        560
Asia Pacific Traders                              supplies (ridge sales)                                                  37
Bradshaw Color Studios                            postcards                                                               48
Corporate Express                                 office supplies                                                        251
Crystal                                           water                                                                  254
Culligan                                          water                                                                  132
Fedex                                             shipping                                                               564
Office Furniture of Sedona                        office supplies                                                        635
Preferred Image Inc                               office supplies                                                      1,006
Printing Connection                               letterhead/business cards etc.                                       1,696
Quill                                             office supplies                                                        712
Boise Cascade                                     office supplies                                                         32
Corporate Express                                 office supplies                                                        430
Fedex                                             shipping                                                             1,120
Office Furniture of Sedona                        office supplies                                                        754
Quill Corp                                        office supplies                                                      2,196
Singer, Luke                                      advs expense                                                            20
Corporate Express                                 office supplies                                                         78
Fedex                                             shipping                                                               899
Mark's Vending Service                            retail items for vending machines                                       59

United States Bankruptcy Court For the District of Maryland
Office of the United States Trustee
In Re: All Seasons Resorts, Inc. (AZ)
Case No. 00-5-6936-JS (Chapter 11)
Cash Flow for the Month Ended September 30, 2000

               Invoice Payable to                        Description of Invoice / Service                          Total
-----------------------------------------------------------------------------------------------------------------------------
Oak Creek Water                                   water cooler service                                                   114
Office Furniture of Sedona                        office supplies                                                        829
Quill Corp                                        office supplies                                                        219
Sedona Floral & Gifts                             floral arrangement for ridge sales                                      81
Waxie Sanitary Supply                             sanitary supplies                                                      322
Office Max Credit Plan                                                                                                   (61)
                                                                                                                  ----------
                                                  Office Supplies                                                     16,096

Various                                           Sept. Payroll                                                       53,000
Various                                           Sept. Payroll                                                      470,000
                                                                                                                  ----------
                                                  Payroll                                                            523,000

Data Storage Center                               storage                                                                 35
Mobile Mini Inc                                   storage                                                                110
GE Capital                                        rent 7/26-8/25                                                         406
Mobile Mini                                       storage unit 8/7-9/3                                                    94
Tri City Storage                                  storage unit (last month)                                              102
Mobile Mini Inc                                   storage                                                                 92
Roadrunner Cafe                                   rent/security deposit/waste                                            714
Castle Rock Mini Storage                          unit 412 & 614 Sept/Oct                                                127
Info Data Marketing                               prime outlet mall rent sept-oct                                      5,000
Stormaster self storage                           Units 193,231,370,432                                                  688
Mobile Mini                                       west bldg                                                               94
Barton Trust                                      castle rock plaza oct rent                                           1,557
Canyon Portal Properties                          candlestick booth oct rent                                           3,744
Cousins, Ernie                                    art display - rollies camera shop - oct rent                           300
Felsot Building                                   art display - hwy 89a uptown - oct rent                                773
Falcon Land Co LLC                                oct rent - 401 jordan rd                                             3,852
Hopkins, Donald                                   oct rent - oaxaca opc booth                                          2,470
Huntington Restaurants                            oct rent - denny's                                                   1,600
Kachina Building                                  oct rent - kodac opc booth                                           1,556
Lantex Builders                                   oct rent - 841 hwy 179 - outpost                                     4,000
Mobile Mini                                       oct rent - west bldg storage                                            94
Prime Outlets                                     oct rent - display rack/prime outlets                                  200
Rackov, Joe                                       oct rent - union dr cottonwood                                       1,400
Red Rock Restaurant                               oct rent - big easy                                                    500
Sawmill University Center                         oct rent - sawmill square shopping center-cottonwood                 1,566
Sedona Center Development                         oct rent - oak creek & opc hot dog booth                             5,256
Sedona Golf Resort                                sept parking charges                                                 4,320
Sinagua Plaza II                                  oct rent - sinagua plaza space                                       2,665
Villas of Sedona                                  sept clubhouse useage                                                  450
                                                                                                                  ----------
                                                  Property Rent                                                       43,763

Scottsdale Villa Mirage                           cleaning reimb 8/27-8/31                                               113
Scottsdale Villa Mirage                           reimb cleaning                                                         113
Hasse, Jason                                      move & remove                                                          397
Scottsdale Villa Mirage                           cleaning                                                               113
Waxie Sanitary Supply                             sanitary supplies                                                       59

United States Bankruptcy Court For the District of Maryland
Office of the United States Trustee
In Re: All Seasons Resorts, Inc. (AZ)
Case No. 00-5-6936-JS (Chapter 11)
Cash Flow for the Month Ended September 30, 2000

               Invoice Payable to                        Description of Invoice / Service                          Total
-----------------------------------------------------------------------------------------------------------------------------
Pinnacle Lock & Safe                              keys                                                                    15
Scottsdale Villa Mirage                           reimb cleaning exp 9/17-9/21                                           113
Brads Carpet Cleaning                             carpet cleaning                                                        169
Bull Electric Inc                                 electrical repair                                                      961
Independent Copier Service                        copier maintenance                                                      75
Swanson Company Inc                               carpet repair - cottonwood                                             176
Whitelaw, Stephen                                 maint on fax/printer                                                    60
Yavapai Plumbing & Electric                       light repairs                                                          240
Expert Carpet & Upholstery                        scheduled maintenance                                                  976
Foliage Unlimited                                 landscape maintenance                                                  440
Gardening Angels                                  plant maintenance                                                      100
Waste Management of Prescott                      waste management                                                       233
Arizona Restroom Sanitiz                          Sept maintenance                                                    10,542
Bull Electric                                     maintenance opc booth                                                  982
Expert Carpet & Upholstery                        scheduled maintenance - ridge sales                                    706
Foliage Unlimited                                 ridge maintenance - aug                                                260
Sedona Bugbusters                                 monthly service                                                         45
Villegas, John                                    landscape-ridge-sept/oct/nov                                           825
Waste Management of Prescott                      sept refuse service                                                    174
Abrigo Fire Protection                            smoke detectors & installation                                         490
Expert Carpet & Upholstery                        carpet cleaning sumit sales child care                                 160
Mountain Waste Inc                                refuse management                                                       40
Singer, Luke                                      advs work                                                               70
Thyssen Elevator Co                               September elevator service                                             143
Village Ace Hardware                              maintenance supplies                                                    12
                                                                                                                  ----------
                                                  Repairs & Maintenance                                               18,801

Scottsdale Villa Mirage                           reimb for telephone Aug                                                472
Sprint                                            telephone                                                               23
Cable & Wireless                                  telephone                                                                3
Thurman, Maria R                                  reimb telephone                                                         41
US West Communications                            telephone                                                              577
Cable & Wireless                                  telephone                                                                2
Verizon Wireless                                  telephone                                                               90
Airtouch Paging                                   paging                                                                  92
Sedona Internet Service                           internet service                                                        40
Sprint                                            telephone                                                              577
US West Communications                            telephone                                                            4,494
Lucent Technologies                               telephone                                                              824
Sprint                                            telephone                                                            9,649
TSR Wireless                                      cell phone                                                              36
Sedona Communications                             telephone                                                               12
Sprint                                            telephone                                                              513
US West Communications                            telephone                                                            2,335
Verizon Wireless                                  telephone                                                              376
Beggs, Tracy                                      reimb cell phone charges                                                68
Lucent Technolgies                                telephone                                                            2,238
Schimikowsky, Tracie                              reimb cell phone charges June-Sept                                     297

United States Bankruptcy Court For the District of Maryland
Office of the United States Trustee
In Re: All Seasons Resorts, Inc. (AZ)
Case No. 00-5-6936-JS (Chapter 11)
Cash Flow for the Month Ended September 30, 2000

               Invoice Payable to                        Description of Invoice / Service                          Total
-----------------------------------------------------------------------------------------------------------------------------
Sprint                                            opc kk booth - telephone                                                12
US West Communications                            telephone                                                            5,188
                                                                                                                  ----------
                                                  Telephone                                                           27,959

Scottsdale Villa Mirage                           reimb for Aug gas useage                                                77
Scottsdale Villa Mirage                           reimb for Aug electric useage                                        1,487
Arizona Public Service                            electric service                                                     1,747
Citizens Arizona Gas                              gas - west bldg                                                         27
Waste Management of Prescott                      cottonwood                                                              47
Arizona Public Service                            electric                                                             2,263
Arizona Water                                     water                                                                   55
Cable & Wireless                                  cable                                                                  789
City of Sedona                                    sewer                                                                    7
Arizona Public Service                            electric                                                               343
Arizona Water Co                                  water                                                                  281
Citizens Arizona Gas                              gas                                                                     29
Arizona Public Service                            electric                                                             4,047
Falcon Land Co LLC                                utilities - Jordan rd                                                  570
Ridge on Sedona Golf Resort                       reimb for refill of propane tanks at sales office                       44
                                                                                                                  ----------
                                                  Utilities                                                           11,813
                                                                                                                  ----------

                                                  Total Cash Outflows                                             $1,494,810
                                                                                                                  ==========

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
September 30, 2000

                                                             All Seasons
                                                                Resorts,
Legal entity                                                   Inc. (TX)
Bankruptcy filing number                                    00-5-6937-JS
                                                             -----------
Assets:
-------
Cash and cash equivalents                                    $     3,200
Cash in escrow and restricted cash                                82,324
Mortgages receivable, net                                              -
Retained interests                                                     -
Intercompany receivable                                       (6,731,898)
Due from related parties                                         (34,106)
Other receivables, net                                           951,180
Prepaid expenses and other assets                                 11,003
Investment in joint ventures                                           -
Real estate and development costs                              3,763,815
Property and equipment, net                                       79,077
Intangible assets, net                                                 -
                                                             -----------

                                                             $(1,875,405)
                                                             ===========
Liabilities and equity:
-----------------------
Accounts payable subject to compromise                           194,488
Notes payable subject to compromise                                    -
Accounts payable not subject to compromise                        (5,185)
Accrued liabilities                                               26,651
Notes payable not subject to compromise                                -
Deferred income taxes                                                  -
                                                             -----------
                                                                 215,954

Stockholders' equity                                          (2,091,359)
                                                             -----------

Total liabilities and equity                                 $(1,875,405)
                                                             ===========

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended September 30, 2000

                                                             All Seasons
                                                                Resorts,
Legal entity                                                   Inc. (TX)
Bankruptcy filing number                                    00-5-6937-JS
                                                            ------------
Revenues:
---------
Vacation interests sales                                    $          -
Interest income                                                        -
Other income (loss)                                                    -
                                                            ------------
     Total revenues                                                    -
                                                            ------------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                                       -
Advertising, sales and marketing                                   5,867
Provision for doubtful accounts                                        -
Loan portfolio expenses                                                -
General and administrative                                         1,901
Depreciation and amortization                                      2,487
                                                            ------------
Total costs and operating expenses                                10,255
                                                            ------------

Income (loss) from operations                                    (10,255)

Interest expense                                                       -
Equity (gain) on investment in joint ventures                          -
Bankruptcy expenses                                                    -
                                                            ------------

Income (loss) before provision for taxes                         (10,255)

Provision for income taxes                                             -
                                                            ------------
Net income (loss)                                            $   (10,255)
                                                            ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended September 30, 2000

                                                             All Seasons
                                                                Resorts,
Legal entity                                                   Inc. (TX)
Bankruptcy filing number                                    00-5-6937-JS
                                                            ------------
Inflows:
--------

Deposit/Collection
------------------
Encore                                                      $      2,404
Tour Sales                                                            30
Escrow Funds                                                      21,232
Employee Payroll Deduction Reimbursement                              (2)
                                                            ------------

    Subtotal-Deposit/Collection Inflows                           23,663

Other
-----
Asset Sales                                                            -
                                                            ------------

    Total Cash Inflows                                            23,663
                                                            ------------

Outflows:
---------
Operating-Resorts                                                  5,675
Payroll-Resorts(S&W)                                                 (23)
                                                            ------------

    Total Cash Outflows                                     $      5,652
                                                            ------------

United States Bankruptcy Court For the District of Maryland
Office of the United States Trustee
In Re: All Seasons Resorts, Inc. (TX)
Case No. 00-5-6937-JS (Chapter 11)
Cash Flow for the Month Ended September 30, 2000


    Invoice Payable to                           Description of Invoice / Service                     Total
--------------------------------------------------------------------------------------------------------------
Various                                  expense report                                                $   63
                                                                                                       ------
                                         Expense Reports                                                   63

Schreeder Wheeler & Flint                encore transfers                                                 979
                                                                                                       ------
                                         Legal & Professional                                             979

Club Sunterra                            club fees                                                        198
Dylla, Denis                             refund to owner                                                1,116
Monitronics                              security monitoring                                               54
Smith, Frank                             refund of overpayment                                             14
                                                                                                       ------
                                         Miscellaneous                                                  1,382

Ozarka Natural Spring                    water cooler service                                               7
UPS                                      shipping                                                         183
                                                                                                       ------
                                         Office Supplies                                                  190

Various                                  Sept. Payroll                                                    (23)
                                                                                                       ------
                                         Payroll                                                          (23)

Montgomery Self Storage                  oct rent - storage space                                         195
                                                                                                       ------
                                         Property Rent                                                    195

Gregory, Bobby                           repair electrical on old admin bldg                              225
Montgomery True Value                    maintenance supplies                                              23
                                                                                                       ------
                                         Repairs & Maintenance                                            248

TXU Communications                       Telephone expense/access charges                                 121
Sprint                                   telephone                                                         87
TXU Communications                       access charges                                                   150
                                                                                                       ------
                                         Telephone                                                        358

Mid South Electric                       electric service 7/7-8/4                                         623
Montgomery County Mud #4                 water/sewer                                                      150
Montgomery County Mud #4                 utilities                                                         45
Mid South Electric                       electric                                                       1,442
                                                                                                       ------
                                         Utilities                                                      2,260
                                                                                                       ------

                                         Total Cash Outflows                                           $5,652
                                                                                                       ======

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
September 30, 2000

                                                                    Grand
                                                                    Beach
Legal entity                                                   Resort, LP
Bankruptcy filing number                                     00-5-6945-JS
                                                             ------------
Assets:
-------
Cash and cash equivalents                                    $     40,724
Cash in escrow and restricted cash                              3,586,963
Mortgages receivable, net                                               -
Retained interests                                                      -
Intercompany receivable                                       (10,266,161)
Due from related parties                                          525,498
Other receivables, net                                          5,440,238
Prepaid expenses and other assets                                 103,943
Investment in joint ventures                                            -
Real estate and development costs                              19,555,466
Property and equipment, net                                       605,582
Intangible assets, net                                             44,446
                                                             ------------

                                                             $ 19,636,699
                                                             ============
Liabilities and equity:
-----------------------
Accounts payable subject to compromise                          4,451,333
Notes payable subject to compromise                                     -
Accounts payable not subject to compromise                        271,653
Accrued liabilities                                               588,399
Notes payable not subject to compromise                                 -
Deferred income taxes                                                   -
                                                             ------------
                                                                5,311,385

Stockholders' equity                                           14,325,314
                                                             ------------

Total liabilities and equity                                 $ 19,636,699
                                                             ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended September 30, 2000

                                                                    Grand
                                                                    Beach
Legal entity                                                   Resort, LP
Bankruptcy filing number                                     00-5-6945-JS
                                                             ------------
Revenues:
---------
Vacation interests sales                                     $    (97,056)
Interest income                                                         -
Other income (loss)                                                90,966
                                                             ------------
     Total revenues                                                (6,090)
                                                             ------------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                                  (28,311)
Advertising, sales and marketing                                  143,204
Provision for doubtful accounts                                         -
Loan portfolio expenses                                                 -
General and administrative                                          4,477
Depreciation and amortization                                      22,989
                                                             ------------
Total costs and operating expenses                                142,359
                                                             ------------

Income (loss) from operations                                    (148,449)

Interest expense                                                        -
Equity (gain) on investment in joint ventures                           -
Bankruptcy expenses                                                     -
                                                             ------------

Income (loss) before provision for taxes                         (148,449)

Provision for income taxes                                              -
                                                             ------------
Net income (loss)                                            $   (148,449)
                                                             ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended September 30, 2000

                                                                    Grand
                                                                    Beach
Legal entity                                                   Resort, LP
Bankruptcy filing number                                     00-5-6945-JS
                                                             ------------
Inflows:
--------

Deposit/Collection
------------------
Encore                                                       $     15,376
Employee Payroll Deduction Reimbursement                               23
                                                             ------------

    Subtotal-Deposit/Collection Inflows                            15,400

Other
-----
Asset Sales                                                             -
                                                             ------------

    Total Cash Inflows                                             15,400
                                                             ------------

Outflows:
---------
Operating-Resorts                                                  27,877
Payroll-Resorts(S&W)                                               55,551
Commissions-Post                                                   36,010
HOA Subsidies & Maintenance Fees                                   39,291
                                                             ------------

    Total Cash Outflows                                      $    158,730
                                                             ------------

United States Bankruptcy Court For the District of Maryland
Office of the United States Trustee
In Re: Grand Beach Resort Limited Partnership
Case No. 00-5-6945-JS  (Chapter 11)
Cash Flow for the Month Ended September 30, 2000

  Invoice Payable to                              Description of Invoice / Service                  Total
-------------------------------------------------------------------------------------------------------------
Fraser Inc                            Commissions                                                    $  1,871
Various                               Commissions                                                       2,231
Various                               commission/august bonus                                          13,723
Various                               draws                                                            11,000
Various                               draws - commissions                                               7,186
                                                                                                     --------
                                      Contract Labor/Commissions                                       36,010

Fidelity Leasing                      mailing machine                                                      63
Muzak                                 music system                                                         53
                                                                                                     --------
                                      Equipment Leases                                                    116

Deowdhat, Pirson, Stewart             expense report                                                      869
J Stewart, K Clinton                  expense report                                                    3,603
                                                                                                     --------
                                      Expense Reports                                                   4,472

Clerk of the Court                    First ammendment to declaration of condo                             20
Earl K Wood Tax Collector             OCC licenses 2000-2001                                               60
                                                                                                     --------
                                      Governmental Fees & Taxes                                            80

Shreeder Wheeler & Flint              august legal fees incurred                                          301
Huckleberry Associates                notary services for Clinton & Alicea                                196
                                                                                                     --------
                                      Legal & Professional                                                497

Massey Services Inc.                                                                                    1,711
Rapco Supply                                                                                            1,638
Guest                                                                                                  24,482
Grand Beach                           various operating expenses                                       11,460
                                                                                                     --------
                                      Maintenance Fees                                                 39,291

Holly Camorata                        entertainment                                                       250
Krispy Kreme                          refreshments                                                        234
Publix                                refreshments                                                        746
Holly Camorata                        entertainment                                                       250
Krispy Kreme                          refreshments                                                         20
Sysco Food Services                   refreshments                                                        405
Holly Camorata                        entertainment                                                       250
Publix Supermarkets                   refreshments                                                        637
Holly Camorata                        entertainment                                                       250
Publix                                refreshments                                                        412
Sysco                                 refreshments                                                        445
Petty Cash                            reimb petty cash                                                  1,250
Petty Cash                            reimb petty cash                                                  1,250
Petty Cash                            reimb petty cash                                                  1,250
Petty Cash                            reimb petty cash                                                  1,250
                                                                                                     --------
                                      Marketing, Selling, Advertising                                   8,900

United States Bankruptcy Court For the District of Maryland
Office of the United States Trustee
In Re: Grand Beach Resort Limited Partnership
Case No. 00-5-6945-JS  (Chapter 11)
Cash Flow for the Month Ended September 30, 2000

  Invoice Payable to                              Description of Invoice / Service                  Total
-------------------------------------------------------------------------------------------------------------
Patchen, John                         refund                                                            1,311
RCI                                   new enrollments                                                   1,424
                                                                                                     --------
                                      Miscellaneous                                                     2,735

Fedex                                 shipping                                                             23
Compupay                              payroll processing fees                                              96
Four Graphics                         business cards                                                       30
Crystal Springs Water                 water cooler service                                                 11
Royal Press of Central Fl             business cards                                                      217
Compupay                              payroll processing fees                                             150
                                                                                                     --------
                                      Office Supplies                                                     525

Various                               Sept. Payroll                                                    55,551
                                                                                                     --------
                                      Payroll                                                          55,551

Premier Modular Building              Rental unit 4154-56 / 4158-60                                     2,315
                                                                                                     --------
                                      Property Rent                                                     2,315

Siemens Cerberus                      fire alarm monitoring                                               682
Trugreen Interior Plant               plant maintenance                                                   158
Servidyne Systems                     system monitoring                                                   276
M & G Carpet                          cleaning                                                            160
                                                                                                     --------
                                      Repairs & Maintenance                                             1,276

Cable & Wireless                      telephone                                                           130
Sprint                                telephone                                                         2,349
Sprint                                telephone                                                           435
Sunterra Communications               telephone                                                           422
Sprint                                telephone                                                         3,088
                                                                                                     --------
                                      Telephone                                                         6,423

Florida Carbonic                      CO2/gas                                                              13
Florida Carbonic                      gas                                                                  24
Florida Power                         electric                                                            503
                                                                                                     --------
                                      Utilities                                                           539
                                                                                                     --------

                                      Total Cash Outflows                                            $158,730
                                                                                                     ========

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
September 30, 2000


                                                              Greensprings
Legal entity                                                    Associates
Bankruptcy filing number                                      00-5-6946-JS
                                                              ------------
Assets:
-------
Cash and cash equivalents                                      $         -
Cash in escrow and restricted cash                               1,095,962
Mortgages receivable, net                                                -
Retained interests                                                       -
Intercompany receivable                                         19,122,234
Due from related parties                                           (91,134)
Other receivables, net                                           1,449,562
Prepaid expenses and other assets                                   45,717
Investment in joint ventures                                             -
Real estate and development costs                               12,446,557
Property and equipment, net                                      1,813,327
Intangible assets, net                                                   -
                                                               -----------

                                                               $35,882,225
                                                               ===========
Liabilities and equity:
-----------------------
Accounts payable subject to compromise                           1,708,322
Notes payable subject to compromise                                      -
Accounts payable not subject to compromise                          71,469
Accrued liabilities                                                 26,508
Notes payable not subject to compromise                                  -
Deferred income taxes                                                    -
                                                               -----------
                                                                 1,806,299

Stockholders' equity                                            34,075,926
                                                               -----------

Total liabilities and equity                                   $35,882,225
                                                               ===========

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended September 30, 2000


                                                             Greensprings
Legal entity                                                   Associates
Bankruptcy filing number                                     00-5-6946-JS
                                                              -----------
Revenues:
---------
Vacation interests sales                                      $   303,810
Interest income                                                         -
Other income (loss)                                                65,019
                                                              -----------
     Total revenues                                               368,829
                                                              -----------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                                   78,331
Advertising, sales and marketing                                  168,708
Provision for doubtful accounts                                         -
Loan portfolio expenses                                                 -
General and administrative                                         22,914
Depreciation and amortization                                      13,786
                                                              -----------
Total costs and operating expenses                                283,739
                                                              -----------

Income (loss) from operations                                      85,090

Interest expense                                                        -
Equity (gain) on investment in joint ventures                           -
Bankruptcy expenses                                                     -
                                                              -----------

Income (loss) before provision for taxes                           85,090

Provision for income taxes                                              -
                                                              -----------
Net income (loss)                                             $    85,090
                                                              ===========

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended September 30, 2000


                                                             Greensprings
Legal entity                                                   Associates
Bankruptcy filing number                                     00-5-6946-JS
                                                             ------------
Cash Flow is combined with Powhatan Associates
00-5-6958-JS

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
September 30, 2000

                                                      Greensprings
                                                        Plantation
Legal entity                                         Resorts, Inc.
Bankruptcy filing number                              00-5-6947-JS
                                                      ------------
Assets:
------
Cash and cash equivalents                             $          -
Cash in escrow and restricted cash                               -
Mortgages receivable, net                                        -
Retained interests                                               -
Intercompany receivable                                          -
Due from related parties                                         -
Other receivables, net                                           -
Prepaid expenses and other assets                                -
Investment in joint ventures                                     -
Real estate and development costs                                -
Property and equipment, net                                      -
Intangible assets, net                                           -
                                                      ------------

                                                      $          -
                                                      ============
Liabilities and equity:
-----------------------
Accounts payable subject to compromise                           -
Notes payable subject to compromise                              -
Accounts payable not subject to compromise                       -
Accrued liabilities                                              -
Notes payable not subject to compromise                          -
Deferred income taxes                                            -
                                                      ------------
                                                                 -

Stockholders' equity                                             -
                                                      ------------

Total liabilities and equity                          $          -
                                                      ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended September 30, 2000

                                                    Greensprings
                                                      Plantation
Legal entity                                       Resorts, Inc.
Bankruptcy filing number                            00-5-6947-JS
                                                    ------------
Revenues:
---------
Vacation interests sales                            $          -
Interest income                                                -
Other income (loss)                                            -
                                                    ------------
     Total revenues                                            -
                                                    ------------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                               -
Advertising, sales and marketing                               -
Provision for doubtful accounts                                -
Loan portfolio expenses                                        -
General and administrative                                     -
Depreciation and amortization                                  -
                                                    ------------
Total costs and operating expenses                             -
                                                    ------------

Income (loss) from operations                                  -

Interest expense                                               -
Equity (gain) on investment in joint ventures                  -
Bankruptcy expenses                                            -
                                                    ------------

Income (loss) before provision for taxes                       -

Provision for income taxes                                     -
                                                    ------------
Net income (loss)                                   $          -
                                                    ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended September 30, 2000

                                                              Greensprings
                                                                Plantation
Legal entity                                                 Resorts, Inc.
Bankruptcy filing number                                      00-5-6947-JS
                                                              ------------
No cash flow for this entity.

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
September 30, 2000

                                                                   Harich
                                                                    Tahoe
Legal entity                                                  Development
Bankruptcy filing number                                     00-5-6948-JS
                                                             ------------
Assets:
-------
Cash and cash equivalents                                    $          -
Cash in escrow and restricted cash                                      -
Mortgages receivable, net                                               -
Retained interests                                                      -
Intercompany receivable                                        (3,751,335)
Due from related parties                                                -
Other receivables, net                                            467,451
Prepaid expenses and other assets                                  14,522
Investment in joint ventures                                            -
Real estate and development costs                                 467,477
Property and equipment, net                                       115,197
Intangible assets, net                                                  -
                                                             ------------

                                                             $ (2,686,688)
                                                             ============
Liabilities and equity:
-----------------------
Accounts payable subject to compromise                             40,428
Notes payable subject to compromise                             1,154,643
Accounts payable not subject to compromise                              -
Accrued liabilities                                                    (4)
Notes payable not subject to compromise                                 -
Deferred income taxes                                                   -
                                                             ------------
                                                                1,195,067

Stockholders' equity                                           (3,881,755)
                                                             ------------

Total liabilities and equity                                 $ (2,686,688)
                                                             ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended September 30, 2000

                                                                   Harich
                                                                    Tahoe
Legal entity                                                  Development
Bankruptcy filing number                                     00-5-6948-JS
                                                             ------------
Revenues:
---------
Vacation interests sales                                     $          -
Interest income                                                         -
Other income (loss)                                                     -
                                                             ------------
     Total revenues                                                     -
                                                             ------------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                                        -
Advertising, sales and marketing                                        -
Provision for doubtful accounts                                         -
Loan portfolio expenses                                                 -
General and administrative                                              -
Depreciation and amortization                                   4,599,823
                                                             ------------
Total costs and operating expenses                              4,599,823
                                                             ------------

Income (loss) from operations                                  (4,599,823)

Interest expense                                                        -
Equity (gain) on investment in joint ventures                           -
Bankruptcy expenses                                                     -
                                                             ------------

Income (loss) before provision for taxes                       (4,599,823)

Provision for income taxes                                              -
                                                             ------------
Net income (loss)                                            $ (4,599,823)
                                                             ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended September 30, 2000

                                                                   Harich
                                                                    Tahoe
Legal entity                                                  Development
Bankruptcy filing number                                     00-5-6948-JS
                                                             ------------
Inflows:
--------

Deposit/Collection
------------------
Encore                                                       $        260
                                                             ------------

    Subtotal-Deposit/Collection Inflows                               260

Other
-----
Asset Sales                                                             -
                                                             ------------

Total Cash Inflows                                                    260
                                                             ------------

Outflows:
---------

Total Cash Outflows                                          $          -
                                                             ------------

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
September 30, 2000

                                                              Lake Tahoe
                                                                  Resort
Legal entity                                               Partners, LLC
Bankruptcy filing number                                    00-5-6952-JS
                                                            ------------
Assets:
-------
Cash and cash equivalents                                   $     34,815
Cash in escrow and restricted cash                               974,938
Mortgages receivable, net                                              -
Retained interests                                                     -
Intercompany receivable                                      (29,093,110)
Due from related parties                                               -
Other receivables, net                                         2,153,768
Prepaid expenses and other assets                                116,389
Investment in joint ventures                                           -
Real estate and development costs                             45,788,370
Property and equipment, net                                      227,646
Intangible assets, net                                                 -
                                                            ------------

                                                            $ 20,202,816
                                                            ============
Liabilities and equity:
-----------------------
Accounts payable subject to compromise                         4,920,131
Notes payable subject to compromise                                    -
Accounts payable not subject to compromise                       438,862
Accrued liabilities                                              325,249
Notes payable not subject to compromise                                -
Deferred income taxes                                                  -
                                                            ------------
                                                               5,684,242

Stockholders' equity                                          14,518,574
                                                            ------------

Total liabilities and equity                                $ 20,202,816
                                                            ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended September 30, 2000

                                                              Lake Tahoe
                                                                  Resort
Legal entity                                               Partners, LLC
Bankruptcy filing number                                    00-5-6952-JS
                                                            ------------
Revenues:
---------
Vacation interests sales                                    $    444,569
Interest income                                                        -
Other income (loss)                                              173,684
                                                            ------------
     Total revenues                                              618,253
                                                            ------------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                                 174,000
Advertising, sales and marketing                                 251,025
Provision for doubtful accounts                                        -
Loan portfolio expenses                                           10,211
General and administrative                                        55,798
Depreciation and amortization                                     12,343
                                                            ------------
Total costs and operating expenses                               503,377
                                                            ------------

Income (loss) from operations                                    114,876

Interest expense                                                       -
Equity (gain) on investment in joint ventures                          -
Bankruptcy expenses                                                    -
                                                            ------------

Income (loss) before provision for taxes                         114,876

Provision for income taxes                                             -
                                                            ------------
Net income (loss)                                           $    114,876
                                                            ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended September 30, 2000

                                                              Lake Tahoe
                                                                  Resort
Legal entity                                               Partners, LLC
Bankruptcy filing number                                    00-5-6952-JS
                                                            ------------
Inflows:
--------

Deposit/Collection
------------------
Encore                                                      $     27,840
                                                            ------------

    Subtotal-Deposit/Collection Inflows                           27,840
                                                            ------------

Other
-----
Asset Sales                                                            -
                                                            ------------
Total Cash Inflows                                                27,840
                                                            ------------

Outflows:
---------
Operating-Resorts                                                 50,776
Payroll-Resorts(S&W)                                             205,185
Commissions-Post                                                  43,628
HOA Subsidies & Maintenance Fees                                  25,100
                                                            ------------

Total Cash Outflows                                         $    324,689
                                                            ------------

United States Bankruptcy Court For the District of Maryland
Office of the United States Trustee
In Re:  Lake Tahoe Resort Partners, LLC
Case No.  00-5-6952-JS (Chapter 11)
Cash Flow for the Month Ended September 30, 2000


        Invoice Payable to                    Description of Invoice / Service                  Total
----------------------------------------------------------------------------------------------------------
EVR Tahoe                               commissions                                             $ 43,628
                                                                                                --------
                                        Contract Labor/Commissions                                43,628

Ikon Office Solutions                   copier lease                                                 298
IOS Capital                             copier lease                                               1,193
                                                                                                --------
                                        Equipment Leases                                           1,490

Various                                 exp report                                                   137
Rosenow                                 exp report                                                    50
Nancy Egan                              exp report                                                    80
                                                                                                --------
                                        Expense Reports                                              267

Franchise Tax Board                     john whittaker                                               226
Franchise Tax Board                     garnishments for Whittaker                                   138
                                                                                                --------
                                        Governmental Fees & Taxes                                    364

RMI Inc                                 doc prep fees Aug                                          2,342
RMI Inc                                 doc prep                                                     384
                                                                                                --------
                                        Legal & Professional                                       2,726

Embassy Vacation Resorts                folio pynts                                                9,148
Ridge Pointe                            maintenance fees/subsidies                                 5,000
EVR Tahoe                               (rs) maintenance fees/subsidies                            9,868
EVR Tahoe                               various operating expenses                                 1,084
                                                                                                --------
                                        Maintenance Fees                                          25,100

Presly, Michael                         tours                                                      1,900
Camp Richardson                         certs/gifts/premiums                                       3,125
RCI                                     RCI member handbooks/directories                           1,674
Symbiotic Graphics                      tent cards                                                 1,407
Embassy Vacation Resort                 first day incentive                                          425
Hornblower Cruises                      certs/gifting/premiums                                     7,500
Petty Cash                              tour cash                                                  4,000
Camp Richardson                         certs/gifting/premiums                                     2,500
Forest Inn Suites                       certs/gifting/premiums                                       150
Tahoe Seasons Resort                    certs/gifting/premiums                                     1,000
                                                                                                --------
                                        Marketing, Selling, Advertising                           23,682

Insty-Prints                            cc & r's                                                     739
Microbilt                                                                                             41
Northern Sun                            polaroid                                                     280
Armored Transport                       tranport resort petty cash funds                             114
RCI                                     memberships                                                2,530
RPM Rental Trust                        room stays                                                 3,176
Myricks, Randolph                       refund                                                       286
RCI Memberships                         memberships                                                  110

United States Bankruptcy Court For the District of Maryland
Office of the United States Trustee
In Re:  Lake Tahoe Resort Partners, LLC
Case No.  00-5-6952-JS (Chapter 11)
Cash Flow for the Month Ended September 30, 2000


        Invoice Payable to                    Description of Invoice / Service                  Total
----------------------------------------------------------------------------------------------------------
Vingcard Elsafe                         card lock reader - ridge pointe                            1,580
                                                                                                --------
                                        Miscellaneous                                              8,857

Compupay                                payroll processing fees                                      235
Fedex                                   shipping                                                     299
Media West                              business cards                                                16
Compupay                                payroll processing fees                                      185
Sierra Spring Water                     water cooler service                                         170
Compupay                                payroll processing fees                                      116
Fedex                                   shipping                                                     143
Ikon Office Solutions                   office supplies                                              346
Fedex                                   office supplies                                              285
Iron Mountain                           office supplies                                            3,033
                                                                                                --------
                                        Office Supplies                                            4,828

Various                                 Sept. Payroll                                            205,185
                                                                                                --------
                                        Payroll                                                  205,185

A Plus Mini Storage                     oct rent                                                      61
Buffo, Michael                          oct rent                                                     833
GE Capital Modular Space                oct rent                                                     272
Presley, G Michael                      oct rent                                                   4,000
Tahoe Beach & Ski                       oct rent                                                     500
                                                                                                --------
                                        Property Rent                                              5,666

Ikon Office Solutions                   copier maintenance                                           127
Integrated Telecom                      roll extensions                                               90
Hoppe, Scott                            clean roundhill square after vacating                        475
                                                                                                --------
                                        Repairs & Maintenance                                        692

AT & T                                  telephone                                                      8
Pacific Bell                            telephone                                                    298
AT & T                                  telephone                                                    127
Pacific Bell                            telephone                                                     31
West, Seth                              reimb phone exp                                              160
Pacific Bell                            cell phone                                                   165
AT & T                                  telephone                                                    309
Homebased Communications                answering service hookup                                     100
Pacific Bell                            telephone                                                    399
Sprint                                  telephone                                                    505
                                                                                                --------
                                        Telephone                                                  2,104

AT & T Cable                            cable                                                        101
                                                                                                --------
                                        Utilities                                                    101
                                                                                                --------

                                        Total Cash Outflows                                     $324,689
                                                                                                ========

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
September 30, 2000

                                                                     MMG
                                                             Development
Legal entity                                                       Corp.
Bankruptcy filing number                                    00-5-6954-JS
                                                            ------------
Assets:
-------
Cash and cash equivalents                                   $    242,490
Cash in escrow and restricted cash                             1,944,456
Mortgages receivable, net                                        (58,299)
Retained interests                                                     -
Intercompany receivable                                      (23,645,371)
Due from related parties                                          50,907
Other receivables, net                                         1,861,053
Prepaid expenses and other assets                                978,436
Investment in joint ventures                                           -
Real estate and development costs                             21,684,913
Property and equipment, net                                    5,579,964
Intangible assets, net                                                 -
                                                            ------------

                                                            $  8,638,549
                                                            ============
Liabilities and equity:
-----------------------
Accounts payable subject to compromise                         3,832,631
Notes payable subject to compromise                                    -
Accounts payable not subject to compromise                       131,403
Accrued liabilities                                             (125,581)
Notes payable not subject to compromise                                -
Deferred income taxes                                                  -
                                                            ------------
                                                               3,838,453

Stockholders' equity                                           4,800,096
                                                            ------------

Total liabilities and equity                                $  8,638,549
                                                            ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended September 30, 2000

                                                                     MMG
                                                             Development
Legal entity                                                       Corp.
Bankruptcy filing number                                    00-5-6954-JS
                                                            ------------
Revenues:
---------
Vacation interests sales                                    $    230,749
Interest income                                                  (93,678)
Other income (loss)                                                 (372)
                                                            ------------
     Total revenues                                              136,699
                                                            ------------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                                  66,497
Advertising, sales and marketing                                 113,853
Provision for doubtful accounts                                        -
Loan portfolio expenses                                                -
General and administrative                                        32,895
Depreciation and amortization                                     32,665
                                                            ------------
Total costs and operating expenses                               245,910
                                                            ------------

Income (loss) from operations                                   (109,211)

Interest expense                                                       -
Equity (gain) on investment in joint ventures                          -
Bankruptcy expenses                                                    -
                                                            ------------

Income (loss) before provision for taxes                        (109,211)

Provision for income taxes                                             -
                                                            ------------
Net income (loss)                                           $   (109,211)
                                                            ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended September 30, 2000

                                                                     MMG
                                                             Development
Legal entity                                                       Corp.
Bankruptcy filing number                                    00-5-6954-JS
                                                            ------------
Inflows:
--------

Deposit/Collection
------------------
Encore                                                      $     86,394
Tour Sales                                                        (2,403)
Escrow Funds                                                      35,802
Employee Payroll Deduction Reimbursement                             187
                                                            ------------

    Subtotal-Deposit/Collection Inflows                          119,979

Other
-----
Asset Sales                                                            -
                                                            ------------

    Total Cash Inflows                                           119,979
                                                            ------------

Outflows:
---------
Operating-Resorts                                                 30,560
Payroll-Resorts(S&W)                                              47,683
Commissions-Post                                                  46,446
HOA Subsidies & Maintenance Fees                                  11,502
                                                            ------------

    Total Cash Outflows                                     $    136,192
                                                            ------------

United States Bankruptcy Court For the District of Maryland
Office of the United States Trustee
In Re: MMG Development Corp.
Case No. 00-5-6954-JS (Chapter 11)
Cash Flow for the Month Ended September 30, 2000

     Invoice Payable to                   Description of Invoice / Service                           Total
-----------------------------------------------------------------------------------------------------------
Various                               commissions                                                  $  6,067
Various                               broker fees                                                       600
Various                               commission                                                     16,790
Various                               commission                                                      6,428
Various                               commissions                                                     5,942
Various                               commissions                                                    10,619
                                                                                                   --------
                                      Contract Labor/Commissions                                     46,446

Lee, D                                expense report reimb                                               71
                                                                                                   --------
                                      Expense Reports                                                    71

International Escrow Service          escrow fees                                                       455
                                                                                                   --------
                                      Legal & Professional                                              455

Bent Creek Golf Resort                maintenance fees/subsidies                                     11,502
                                                                                                   --------
                                      Maintenance Fees                                               11,502

Carousel Industries                   fudge-refreshments                                              2,567
Carousel Industries                   refreshments                                                      326
Carousel Industries                   refreshments                                                    1,003
Calhoun's                             certs/gifting/premiums                                          1,000
                                                                                                   --------
                                      Marketing, Selling, Advertising                                 4,895

Gatlinburg Town Square                misc                                                              124
Allen, Theodore                       refund of deposit within recission                                200
Blais, Richard                        refund                                                             65
Johnson, Jeff                         refund                                                             22
Miller, Mark                          refund O/D charges                                                140
Webb, Donald                          refund                                                            216
Ft Lauderdale                         fund escrow                                                       500
Shreeder Wheeler & Flint              bank charges                                                       16
                                                                                                   --------
                                      Miscellaneous                                                   1,283

Business Machines                     toner                                                              60
English Mountain Spring               water & cups                                                       57
Compupay                              payroll processing fees                                           212
English Mountain Spring               water & cups                                                       44
Fedex                                 shipping                                                           32
Kelsan Inc                            cups etc.                                                          47
Fedex                                 shipping                                                          119
                                                                                                   --------
                                      Office Supplies                                                   569

Various                               Sept. payroll                                                  45,185
Various                               Sept. payroll                                                   2,498
                                                                                                   --------
                                      Payroll                                                        47,683

United States Bankruptcy Court For the District of Maryland
Office of the United States Trustee
In Re: MMG Development Corp.
Case No. 00-5-6954-JS (Chapter 11)
Cash Flow for the Month Ended September 30, 2000

     Invoice Payable to                   Description of Invoice / Service                         Total
-----------------------------------------------------------------------------------------------------------
Glimcher Centers LP                   Aug & Sept rent                                                 2,657
                                                                                                   --------
                                      Property Rent                                                   2,657

Armstrong Carpet Cleaner              carpet cleaning                                                   500
Armstrong Carpet Cleaner              carpet cleaning                                                   500
Bent Creek Golf                       reimb for phone repair                                            135
Jim's Lock & Key                      latch guard & Plate                                                57
Johnson Pest Control                  pest control                                                      225
Armstrong Carpet Cleaning             carpet cleaning                                                   500
Armstrong Carpet Cleaner              carpet cleaning                                                   500
Park Avenue Office Service            copier service for September                                       24
                                                                                                   --------
                                      Repairs & Maintenance                                           2,442

Sprint                                telephone                                                          93
Bell South                            telephone                                                       9,183
Sprint                                telephone                                                       1,107
US Cellular                           telephone                                                         713
AT & T                                telephone                                                          27
Cellular One                          cell phone                                                        524
BTI Telecommunications                telephone                                                         119
AT & T Wireless                       cell phone                                                         13
Bellsouth                             telephone                                                          72
                                                                                                   --------
                                      Telephone                                                      11,850

Sevier County Utility                 electric                                                           36
Sevier County Electric                electric                                                          802
Webb Creek Utility                    sewer                                                           5,501
                                                                                                   --------
                                      Utilities                                                       6,339
                                                                                                   --------

                                      Total Cash Outflows                                          $136,192
                                                                                                   ========

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
September 30, 2000


                                                             Port Royal
Legal entity                                               Resort, L.P.
Bankruptcy filing number                                   00-5-6957-JS
                                                           ------------
Assets:
-------
Cash and cash equivalents                                    $    1,931
Cash in escrow and restricted cash                              276,903
Mortgages receivable, net                                             -
Retained interests                                                    -
Intercompany receivable                                         (58,004)
Due from related parties                                        119,413
Other receivables, net                                          733,884
Prepaid expenses and other assets                                56,357
Investment in joint ventures                                          -
Real estate and development costs                               425,829
Property and equipment, net                                     134,957
Intangible assets, net                                            3,926
                                                             ----------

                                                             $1,695,196
                                                             ==========
Liabilities and equity:
-----------------------
Accounts payable subject to compromise                          440,154
Notes payable subject to compromise                                   -
Accounts payable not subject to compromise                       20,687
Accrued liabilities                                                   3
Notes payable not subject to compromise                               -
Deferred income taxes                                                 -
                                                             ----------
                                                                460,844

Stockholders' equity                                          1,234,352
                                                             ----------

Total liabilities and equity                                 $1,695,196
                                                             ==========

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended September 30, 2000


                                                             Port Royal
Legal entity                                               Resort, L.P.
Bankruptcy filing number                                   00-5-6957-JS
                                                           ------------
Revenues:
---------
Vacation interests sales                                     $   (7,346)
Interest income                                                       -
Other income (loss)                                            (106,023)
                                                             ----------
     Total revenues                                            (113,369)
                                                             ----------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                                 (5,322)
Advertising, sales and marketing                                 (4,101)
Provision for doubtful accounts                                   2,653
Loan portfolio expenses                                               -
General and administrative                                      (15,707)
Depreciation and amortization                                     4,976
                                                             ----------
Total costs and operating expenses                              (17,501)
                                                             ----------

Income (loss) from operations                                   (95,868)

Interest expense                                                      -
Equity (gain) on investment in joint ventures                         -
Bankruptcy expenses                                                   -
                                                             ----------

Income (loss) before provision for taxes                        (95,868)

Provision for income taxes                                            -
                                                             ----------
Net income (loss)                                            $  (95,868)
                                                             ==========

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended September 30, 2000


                                                             Port Royal
Legal entity                                               Resort, L.P.
Bankruptcy filing number                                   00-5-6957-JS
                                                           ------------
Inflows:
--------

Deposit/Collection
------------------
Encore                                                       $      149
Sports Package                                                    4,410
                                                             ----------

    Subtotal-Deposit/Collection Inflows                           4,559

Other
-----
Asset Sales                                                           -
                                                             ----------

    Total Cash Inflows                                            4,559
                                                             ----------

Outflows:
---------
Operating-Resorts                                                   515
                                                             ----------

    Total Cash Outflows                                      $      515
                                                             ----------

United States Bankruptcy Court For the District of Maryland
Office of the United States Trustee
In Re: Port Royal Resort, L.P.
Case No.  00-5-6957-JS  (Chapter 11)
Cash Flow for the Month Ended September 30, 2000


  Invoice Payable to            Description of Invoice / Service   Total
-------------------------------------------------------------------------
Massachusetts Board of       registration fee                     $    15
Treasurer of Virginia        renewal fee                              500
                                                                  -------
                             Governmental Fees & Taxes                515
                                                                  -------

                             Total Cash Outflows                  $   515
                                                                  =======

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
September 30, 2000


                                                                  Powhatan
Legal entity                                                    Associates
Bankruptcy filing number                                      00-5-6958-JS
                                                              ------------
Assets:
-------
Cash and cash equivalents                                      $         -
Cash in escrow and restricted cash                               1,791,022
Mortgages receivable, net                                        1,800,977
Retained interests                                                       -
Intercompany receivable                                         13,725,577
Due from related parties                                           112,853
Other receivables, net                                           2,352,897
Prepaid expenses and other assets                                   18,436
Investment in joint ventures                                             -
Real estate and development costs                                9,463,620
Property and equipment, net                                         57,424
Intangible assets, net                                             296,922
                                                               -----------

                                                               $29,619,728
                                                               ===========
Liabilities and equity:
-----------------------
Accounts payable subject to compromise                             905,226
Notes payable subject to compromise                              1,115,010
Accounts payable not subject to compromise                          12,969
Accrued liabilities                                                194,769
Notes payable not subject to compromise                                  -
Deferred income taxes                                                    -
                                                               -----------
                                                                 2,227,974

Stockholders' equity                                            27,391,754
                                                               -----------

Total liabilities and equity                                   $29,619,728
                                                               ===========

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended September 30, 2000


                                                                  Powhatan
Legal entity                                                    Associates
Bankruptcy filing number                                      00-5-6958-JS
                                                              ------------
Revenues:
---------
Vacation interests sales                                       $   192,576
Interest income                                                     10,819
Other income (loss)                                               (124,384)
                                                               -----------
     Total revenues                                                 79,011
                                                               -----------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                                    45,125
Advertising, sales and marketing                                   107,624
Provision for doubtful accounts                                          -
Loan portfolio expenses                                              4,172
General and administrative                                          21,321
Depreciation and amortization                                        9,361
                                                               -----------
Total costs and operating expenses                                 187,603
                                                               -----------

Income (loss) from operations                                     (108,592)

Interest expense                                                     7,275
Equity (gain) on investment in joint ventures                            -
Bankruptcy expenses                                                      -
                                                               -----------

Income (loss) before provision for taxes                          (115,867)

Provision for income taxes                                               -
                                                               -----------
Net income (loss)                                              $  (115,867)
                                                               ===========

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended September 30, 2000


                                                                  Powhatan
Legal entity                                                    Associates
Bankruptcy filing number                                      00-5-6958-JS
                                                              ------------
Inflows:
--------

Deposit/Collection
------------------
Encore                                                         $    25,578
Tour Sales                                                          (1,462)
Operating Refunds                                                   29,481
Escrow Funds                                                       175,287
                                                               -----------

    Subtotal-Deposit/Collection Inflows                            228,884

Other
-----
Asset Sales                                                              -
                                                               -----------

    Total Cash Inflows                                             228,884
                                                               -----------

Outflows:
---------
Operating-Resorts                                                   46,491
Payroll-Resorts(S&W)                                                71,500
Commissions-Post                                                   209,813
HOA Subsidies & Maintenance Fees                                     7,507
                                                               -----------

    Total Cash Outflows                                        $   335,311
                                                               -----------

Includes Powhatan Associates (00-5-6958-JS) and
    Greensprings Associates (00-5-6946-JS)

United States Bankruptcy Court For the District of Maryland
Office of the United States Trustee
In Re: Powhatan Associates and Greensprings Associates
Case No. 00-5-6958-JS and 00-5-6946-JS (Chapter 11)
Cash Flow for the Month Ended September 30, 2000

     Invoice Payable to                            Description of Invoice / Service                     Total
----------------------------------------------------------------------------------------------------------------
Accountemps                             temp labor - streete                                            $    428
Various                                 commissions                                                       12,612
Various                                 commissions                                                       96,247
Accountemps                             temp labor                                                           761
Various                                 in house commissions                                              18,822
Berkeley Group                          Commissions                                                       33,276
Various                                 commissions                                                       47,068
Accountemps                             temp labor                                                           599
                                                                                                        --------
                                        Contract Labor/Commissions                                       209,813

Commonwealth Information                credit check service                                                 134
                                                                                                        --------
                                        Equipment Leases                                                     134

Fly, Kelley                             expense report                                                       396
Various                                 expense report                                                       341
Various                                 expense report                                                       348
                                                                                                        --------
                                        Expense Reports                                                    1,085

Greensprings Plantation                 (rs) maintenance fees/subsidies                                    1,080
Powhatan Plantation                     (rs) maintenance fees/subsidies                                    6,427
                                                                                                        --------
                                        Maintenance Fees                                                   7,507

Various                                 referrals                                                             51
                                                                                                        --------
                                        Marketing, Selling, Advertising                                       51

Compupay                                payroll processing fees                                              129
Fedex                                   shipping                                                           1,242
UPS                                     shipping                                                             446
Greensprings Associates                 rci fees                                                             278
Powhatan Associates Escrow              fees                                                                 938
Champagne, Robert                       refund                                                             8,295
Powhatan Associates Escrow              July & Sept merchant fees                                          1,326
Credit Data Services                    June credit services                                                 174
Powhatan Associates Escrow              RCI Fees                                                             886
                                                                                                        --------
                                        Miscellaneous                                                     13,714

Compupay                                payroll processing fees                                               85
Pitney Bowes                            postage                                                              132
Diamond Springs                         water cooler                                                          22
BW Wilson                               computer paper                                                        71
Fedex                                   shipping                                                             562
Staples                                 office supplies                                                      121
Compupay                                payroll processing fees                                               78
Lee, Deborah                            reimb admin bldg office supplies                                      90
UPS                                     shipping                                                             204
                                                                                                        --------
                                        Office Supplies                                                    1,364

United States Bankruptcy Court For the District of Maryland
Office of the United States Trustee
In Re: Powhatan Associates and Greensprings Associates
Case No. 00-5-6958-JS and 00-5-6946-JS (Chapter 11)
Cash Flow for the Month Ended September 30, 2000

     Invoice Payable to                            Description of Invoice / Service                     Total
----------------------------------------------------------------------------------------------------------------
Various                                 Sept. Payroll                                                     71,500
                                                                                                        --------
                                        Payroll                                                           71,500

Greensprings Office Park                oct rent                                                          13,292
TR Orourk/WHH Trice Co                  oct rent warehouse                                                 1,100
                                                                                                        --------
                                        Property Rent                                                     14,392

BFI Industries                          waste management                                                     318
Rickman, Wayne                          maint & repair of sales center door                                   48
Danka                                   repair copier                                                        147
                                                                                                        --------
                                        Repairs & Maintenance                                                513

Nextel Communications                   telephone                                                          5,965
Nextel                                  telephone                                                          6,035
AT & T                                  telephone                                                             34
Net 2000 Communications                 telephone                                                          1,172
Verizon Wireless                        telephone                                                            176
                                                                                                        --------
                                        Telephone                                                         13,380

Virginia Power                          july/aug electric                                                  1,603
Virginia Natural Gas                    natural gas                                                            1
Dominion Virginia Power                 electric                                                             231
Hrubs                                   sewer & wastewater                                                    21
                                                                                                        --------
                                        Utilities                                                          1,857
                                                                                                        --------

                                        Total Cash Outflows                                             $335,311
                                                                                                        ========

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
September 30, 2000

                                                                     Resort
                                                                  Marketing
Legal entity                                               Internat'l, Inc.
Bankruptcy filing number                                       00-5-6961-JS
                                                               ------------
Assets:
-------
Cash and cash equivalents                                      $    136,918
Cash in escrow and restricted cash                                  541,498
Mortgages receivable, net                                                25
Retained interests                                                        -
Intercompany receivable                                          (2,698,091)
Due from related parties                                         (1,810,861)
Other receivables, net                                              404,991
Prepaid expenses and other assets                                   820,976
Investment in joint ventures                                              -
Real estate and development costs                                         -
Property and equipment, net                                       1,062,331
Intangible assets, net                                                    -
                                                               ------------

                                                               $ (1,542,213)
                                                               ============
Liabilities and equity:
-----------------------
Accounts payable subject to compromise                            3,625,432
Notes payable subject to compromise                                       -
Accounts payable not subject to compromise                          504,426
Accrued liabilities                                                 526,792
Notes payable not subject to compromise                                   -
Deferred income taxes                                                     -
                                                               ------------
                                                                  4,656,650

Stockholders' equity                                             (6,198,863)
                                                               ------------

Total liabilities and equity                                   $ (1,542,213)
                                                               ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended September 30, 2000

                                                                     Resort
                                                                  Marketing
Legal entity                                               Internat'l, Inc.
Bankruptcy filing number                                       00-5-6961-JS
                                                                -----------
Revenues:
---------
Vacation interests sales                                        $         -
Interest income                                                           -
Other income (loss)                                                       -
                                                                -----------
     Total revenues                                                       -
                                                                -----------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                                          -
Advertising, sales and marketing                                    682,905
Provision for doubtful accounts                                     241,359
Loan portfolio expenses                                                   -
General and administrative                                              147
Depreciation and amortization                                     1,414,275
                                                                -----------
Total costs and operating expenses                                2,338,686
                                                                -----------

Income (loss) from operations                                    (2,338,686)

Interest expense                                                          -
Equity (gain) on investment in joint ventures                             -
Bankruptcy expenses                                                       -
                                                                -----------

Income (loss) before provision for taxes                         (2,338,686)

Provision for income taxes                                                -
                                                                -----------
Net income (loss)                                               $(2,338,686)
                                                                ===========

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended September 30, 2000

                                                                     Resort
                                                                  Marketing
Legal entity                                               Internat'l, Inc.
Bankruptcy filing number                                       00-5-6961-JS
                                                                -----------
Inflows:
--------

Deposit/Collection
------------------
Encore                                                          $       (38)
Ticket Sales                                                        622,000
Operating Refunds                                                    85,000
                                                                -----------

     Subtotal-Deposit/Collection Inflows                            706,962

Other
-----
Asset Sales                                                               -
                                                                -----------

     Total Cash Inflows                                             706,962
                                                                -----------

Outflows:
---------
Operating-Premier                                                   476,785
Operating-Carlsbad                                                   24,778
Operating-Resorts                                                     2,587
Payroll-Premier                                                     127,000
Payroll-Carlsbad                                                      5,100
Payroll-Resorts(S&W)                                                 36,000
HOA Subsidies & Maintenance Fees                                        300
                                                                -----------

     Total Cash Outflows                                        $   672,551
                                                                -----------

United States Bankruptcy Court For the District of Maryland
Office of the United States Trustee
In Re:  Resort Marketing International, Inc.
Case No.  00-5-6961-JS  (Chapter 11)
Cash Flow for the Month Ended September 30, 2000

   Invoice Payable to                                 Description of Invoice / Service                 Total
--------------------------------------------------------------------------------------------------------------
Fidelity Leasing                          security cameras                                            $  2,371
Fidelity Leasing                          security system lease                                            719
IOS Capital                               copier in room & @ mercado                                       748
Pitney Bowes Credit Corp                  postage equipment                                                299
                                                                                                      --------
                                          Equipment Leases                                               4,137

Various                                   expense report                                                    93
Various                                   expense report                                                   373
Waddell                                   expense report                                                   101
Various                                   expense report                                                   459
Skraby/Ramos                              expense report                                                 1,777
Bonilla, C                                expense report                                                    12
                                                                                                      --------
                                          Expense Reports                                                2,816

Cypress Point Condo                       folio pymt                                                       300
                                                                                                      --------
                                          Maintenance Fees                                                 300

Arabian Knights                           tickets                                                       14,770
Medieval Times                            tickets                                                        2,408
Pirates Dinner Adventure                  tickets                                                        1,494
Sea World                                 tickets                                                       20,357
Universal Studios                         tickets                                                       52,137
Walt Disney World                         tickets                                                       29,384
Walt Disney World                         tickets                                                       83,210
Sea World                                 tickets                                                        2,354
Universal Studios                         tickets                                                        8,349
Overnite convention Photo                 photos                                                           425
Pirate's Dinner Adventure                 certs/gifts/premiums                                             853
Various Attractions                       attraction tickets to replenish inventory                    149,636
FPIS Inc                                  flyers for guest services                                      1,102
Overnite convention photo                 photo's for evr                                                  325
Walt Disney World                         tickets                                                       75,567
Overnite Convention Photo                 photos                                                           411
Pirate's Dinner Adventure                 certs/gifting/premiums                                           617
Sleuths Mystery                           certs/gifting/premiums                                         1,287
Speedimpex                                newspapers/magazines                                             170
Universal Studios                         tickets                                                       18,684
Water Mania                               certs/gifting/premiums                                            56
Citysearch.com                            advertising                                                      320
Holiday Inn Sunspree                      certs/gifts/premiums                                              64
                                                                                                      --------
                                          Marketing, Selling, Advertising                              463,978

United States Bankruptcy Court For the District of Maryland
Office of the United States Trustee
In Re:  Resort Marketing International, Inc.
Case No.  00-5-6961-JS  (Chapter 11)
Cash Flow for the Month Ended September 30, 2000

   Invoice Payable to                                 Description of Invoice / Service                 Total
--------------------------------------------------------------------------------------------------------------
Action                                    courier service                                                1,964
Overnite Convention Photo                 photos                                                            92
Prime Outdoor Group LL                    billboard                                                        408
Holiday Inn Sunspree                      Void of August Check                                         (10,070)
Mears Transportaion Group                 Void of August Check                                         (36,000)
Mears Transportaion Group                                                                                8,000
First Union National Bank                 Bank Fees                                                        890
                                                                                                      --------
                                          Miscelleneous                                                (34,715)

Action                                    courier service                                                1,815
Compupay                                  payroll processing fees                                          323
Culligan                                  water                                                             38
Speedimpex                                mercado office supplies (paper)                                  353
Advanced Business Products                computer system & software fee                                 2,360
Royal Price Ltd                           copy paper                                                       815
Action                                    courier service                                                3,381
Compupay                                  payroll processing fees                                          240
United Trophy MFG                         plaque                                                            27
Buena Vista Suites                        Sept Buena Vista Rent                                          2,500
Caribe Royale                             Sept Caribe Rent                                               7,420
Lason                                     document destruction                                             676
Compupay                                  payroll processing fees                                          212
Crystal Springs Water                     water                                                             10
                                                                                                      --------
                                          Office Supplies                                               20,168

Various                                   Sept. Payroll                                                127,000
Various                                   Sept. payroll                                                  5,100
Various                                   Sept. Payroll                                                 36,000
                                                                                                      --------
                                          Payroll                                                      168,100

MVO - management                          rent for mercado                                               2,253
Williams Scotsman                         rent for awc                                                   1,458
Stuckey Enterprises                       lease for billboards                                          12,840
Public Storage                            storage - sept                                                    83
Beech Outdoor Advertising                 Oct rent billboard                                               700
Fulford Van & Storage                     oct storage                                                       50
Public Storage                            oct storage                                                      149
Newport National/Cornerstone              Oct rent - atrium                                             23,002
                                                                                                      --------
                                          Property Rent                                                 40,535

Massey Services                           pest control                                                      32
Security Link                             security service at cpr trailer                                   32
                                                                                                      --------
                                          Repairs & Maintenance                                             64

United States Bankruptcy Court For the District of Maryland
Office of the United States Trustee
In Re:  Resort Marketing International, Inc.
Case No.  00-5-6961-JS  (Chapter 11)
Cash Flow for the Month Ended September 30, 2000

   Invoice Payable to                                 Description of Invoice / Service                 Total
--------------------------------------------------------------------------------------------------------------
All Cellular                              cell phones                                                      572
Fox Fiber Optics                          mercado telephone                                                313
Bellsouth Telecommunications              mercado telephone                                                901
Vista United Telecommunication            wendy's telephone                                              1,008
Sprint                                    telephone                                                        663
All Cellular Inc                          pager                                                             15
Bellsouth Telecommunication               telephone                                                        112
Sprint                                    telephone                                                        875
Sprint                                    telephone                                                         48
                                                                                                      --------
                                          Telephone                                                      4,506

Waste Management of Orlando               trash pick up at awc                                              59
Orlando Utilities                         bayhill/mercado electric                                          44
Racoon Lake Camp Resort                   TIW electric                                                     112
Florida Power                             mercado electric                                                 309
Florida Power                             electric                                                       2,140
                                                                                                      --------
                                          Utilities                                                      2,664
                                                                                                      --------

                                          Total Cash Outflows                                         $672,551
                                                                                                      ========

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
September 30, 2000

                                                             Ridge Point
                                                                 Limited
Legal entity                                                 Partnership
Bankruptcy filing number                                    00-5-6962-JS
                                                            ------------
Assets:
-------
Cash and cash equivalents                                    $         -
Cash in escrow and restricted cash                                     -
Mortgages receivable, net                                              -
Retained interests                                                     -
Intercompany receivable                                       (1,109,267)
Due from related parties                                               -
Other receivables, net                                           306,525
Prepaid expenses and other assets                                      -
Investment in joint ventures                                    (130,047)
Real estate and development costs                              2,024,356
Property and equipment, net                                            -
Intangible assets, net                                                 -
                                                             -----------

                                                             $ 1,091,567
                                                             ===========
Liabilities and equity:
-----------------------
Accounts payable subject to compromise                                 -
Notes payable subject to compromise                                    -
Accounts payable not subject to compromise                             -
Accrued liabilities                                                    3
Notes payable not subject to compromise                                -
Deferred income taxes                                                  -
                                                             -----------
                                                                       3

Stockholders' equity                                           1,091,564
                                                             -----------

Total liabilities and equity                                 $ 1,091,567
                                                             ===========

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended September 30, 2000

                                                             Ridge Point
                                                                 Limited
Legal entity                                                 Partnership
Bankruptcy filing number                                    00-5-6962-JS
                                                            ------------
Revenues:
---------
Vacation interests sales                                     $         -
Interest income                                                        -
Other income (loss)                                                    -
                                                             -----------
     Total revenues                                                    -
                                                             -----------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                                       -
Advertising, sales and marketing                                  23,968
Provision for doubtful accounts                                        -
Loan portfolio expenses                                                -
General and administrative                                       (10,166)
Depreciation and amortization                                          -
                                                             -----------
Total costs and operating expenses                                13,802
                                                             -----------

Income (loss) from operations                                    (13,802)

Interest expense                                                       -
Equity (gain) on investment in joint ventures                          -
Bankruptcy expenses                                                    -
                                                             -----------

Income (loss) before provision for taxes                         (13,802)

Provision for income taxes                                             -
                                                             -----------
Net income (loss)                                            $   (13,802)
                                                             ===========

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended September 30, 2000

                                                             Ridge Point
                                                                 Limited
Legal entity                                                 Partnership
Bankruptcy filing number                                    00-5-6962-JS
                                                            ------------
No cash flow for this entity.

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
September 30, 2000


Legal entity                                                   RKG, Inc.
Bankruptcy filing number                                    00-5-6964-JS
                                                            ------------
Assets:
-------
Cash and cash equivalents                                   $          -
Cash in escrow and restricted cash                                     -
Mortgages receivable, net                                              -
Retained interests                                                     -
Intercompany receivable                                                -
Due from related parties                                               -
Other receivables, net                                                 -
Prepaid expenses and other assets                                      -
Investment in joint ventures                                           -
Real estate and development costs                                      -
Property and equipment, net                                            -
Intangible assets, net                                                 -
                                                            ------------

                                                            $          -
                                                            ============
Liabilities and equity:
-----------------------
Accounts payable subject to compromise                                 -
Notes payable subject to compromise                                    -
Accounts payable not subject to compromise                             -
Accrued liabilities                                                    -
Notes payable not subject to compromise                                -
Deferred income taxes                                                  -
                                                            ------------
                                                                       -

Stockholders' equity                                                   -
                                                            ------------

Total liabilities and equity                                $          -
                                                            ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended September 30, 2000


Legal entity                                                   RKG, Inc.
Bankruptcy filing number                                    00-5-6964-JS
                                                            ------------
Revenues:
---------
Vacation interests sales                                    $          -
Interest income                                                        -
Other income (loss)                                                    -
                                                            ------------
     Total revenues                                                    -
                                                            ------------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                                       -
Advertising, sales and marketing                                       -
Provision for doubtful accounts                                        -
Loan portfolio expenses                                                -
General and administrative                                             -
Depreciation and amortization                                          -
                                                            ------------
Total costs and operating expenses                                     -
                                                            ------------

Income (loss) from operations                                          -

Interest expense                                                       -
Equity (gain) on investment in joint ventures                          -
Bankruptcy expenses                                                    -
                                                            ------------

Income (loss) before provision for taxes                               -

Provision for income taxes                                             -
                                                            ------------
Net income (loss)                                           $          -
                                                            ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended September 30, 2000


Legal entity                                                   RKG, Inc.
Bankruptcy filing number                                    00-5-6964-JS
                                                            ------------
No cash flow for this entity.

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
September 30, 2000

                                                                  Sunterra
                                                                 Financial
Legal entity                                                Services, Inc.
Bankruptcy filing number                                      00-5-6965-JS
Assets:                                                       ------------
-------
Cash and cash equivalents                                    $     600,097
Cash in escrow and restricted cash                               8,804,827
Mortgages receivable, net                                      231,518,836
Retained interests                                              28,465,049
Intercompany receivable                                       (241,607,362)
Due from related parties                                           (83,186)
Other receivables, net                                           7,509,527
Prepaid expenses and other assets                                  442,796
Investment in joint ventures                                             -
Real estate and development costs                                        -
Property and equipment, net                                        770,945
Intangible assets, net                                           8,597,287
                                                             -------------
                                                             $  45,018,816
                                                             =============
Liabilities and equity:
-----------------------
Accounts payable subject to compromise                           3,303,016
Notes payable subject to compromise                            101,968,796
Accounts payable not subject to compromise                         674,019
Accrued liabilities                                                358,844
Notes payable not subject to compromise                                  -
Deferred income taxes                                                    -
                                                             -------------
                                                               106,304,675

Stockholders' equity                                           (61,285,859)
                                                             -------------
Total liabilities and equity                                 $  45,018,816
                                                             =============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended September 30, 2000

                                                                  Sunterra
                                                                 Financial
Legal entity                                                Services, Inc.
Bankruptcy filing number                                      00-5-6965-JS
Revenues:                                                     ------------
---------
Vacation interests sales                                     $           -
Interest income                                                  1,846,462
Other income (loss)                                                 95,121
                                                             -------------
  Total revenues                                                 1,941,583
                                                             -------------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                                         -
Advertising, sales and marketing                                         -
Provision for doubtful accounts                                    901,672
Loan portfolio expenses                                            895,877
General and administrative                                        (175,126)
Depreciation and amortization                                       22,653
                                                             -------------
Total costs and operating expenses                               1,645,076
                                                             -------------

Income (loss) from operations                                      296,507

Interest expense                                                 1,181,925
Realized (gain) on available-for-sale securities                   (14,865)
Equity (gain) on investment in joint ventures                            -
Bankruptcy expenses:
   Other nonoperating expenses                                   1,483,596
                                                             -------------
Income (loss) before provision for taxes                        (2,354,149)

Provision for income taxes                                               -
                                                             -------------
Net income (loss)                                            $  (2,354,149)
                                                             =============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended September 30, 2000

                                                                  Sunterra
                                                                 Financial
Legal entity                                                Services, Inc.
Bankruptcy filing number                                      00-5-6965-JS
Inflows:                                                      ------------
--------

Deposit/Collection
------------------
Employee Payroll Deduction Reimbursement                     $      14,665
                                                             -------------

  Subtotal-Deposit/Collection Inflows                               14,665

Other
-----
Asset Sales                                                              -
                                                             -------------
  Total Cash Inflows                                                14,665
                                                             -------------

Outflows:
---------
Operating-Sunterra Finance                                          95,404
Payroll-Sunterra Finance                                           299,575
Professional Fees                                                  276,966
                                                             -------------
  Total Cash Outflows                                        $     671,945
                                                             -------------

United States Bankruptcy Court For the District of Maryland
Office of the United States Trustee
In Re: Sunterra Financial Services, Inc.
Case No. 00-5-6965-JS (Chapter 11)
Cash Flow for the Month Ended September 30, 2000

      Invoice Payable to                            Description of Invoice / Service                      Total
------------------------------------------------------------------------------------------------------------------
Resources Connection                          temp labor                                                 $  1,590
Resources Connection                          temp labor                                                    4,080
                                                                                                         --------
                                              Contract Labor/Commissions                                    5,670

Pitney Bowes Credit Corp                      postage equipment                                               434
IOS Capital                                   copier lease                                                    419
                                                                                                         --------
                                              Equipment Leases                                                853

Brown, Luu, McIntyre, Peterson                expense report                                                5,663
Brown                                         expense report                                                1,226
Various                                       expense report                                                2,753
                                                                                                         --------
                                              Expense Reports                                               9,643

Beaufort County                               finova lien releases jan-mar 00                                 146
Orange County Comptroller                     Grand Beach filing fees                                       1,455
                                                                                                         --------
                                              Governmental Fees & Taxes                                     1,601

La Salle Bank                                 Mortgage servicing                                           12,613
                                              (securitization/storage/cons
Justifacts Credential                         criminal background checks                                      324
Wolcott Rivers Wheary                         title searches                                                  375
                                                                                                         --------
                                              Legal & Professional                                         13,312

Grossman, Sharon                              spiff replenishment                                           1,335
                                                                                                         --------
                                              Marketing, Selling, Advertising                               1,335

OAG Pocket Flight Guide                       pocket flight guide-k brown                                     105
Petty Cash                                    replenish petty cash                                            100
Chicago Title Insurance                       yavapai county sedona property                                  217
Credit Data Services                          escrow funds for addition of EVR Tahoe credits                  500
                                              services
Petty Cash                                    Petty Cash                                                      505
Various                                       void                                                            (95)
                                                                                                         --------
                                              Miscellaneous                                                 1,332

Fedex                                         shipping                                                        687
Desert Copy                                   fax cartridge                                                    95
Desert Copy                                   fax cartridge                                                   191
Fedex                                         shipping                                                      1,165
Ikon Office Solutions                         office supplies                                                 112
Reserve account                               postage account #30279616                                     1,997
Shred It                                      paper shredding                                                 136
UPS                                           shipping                                                         51
McKesson Water Company                        prepayment of coffee & water supplies                         1,500
Advance Marketing Corp                        prepayment office supplies                                    3,000
Fedex                                         shipping                                                        464
Paper Direct                                  prepay newsletter paper                                         150
UPS                                           shipping                                                         48

United States Bankruptcy Court For the District of Maryland
Office of the United States Trustee
In Re: Sunterra Financial Services, Inc.
Case No. 00-5-6965-JS (Chapter 11)
Cash Flow for the Month Ended September 30, 2000

        Invoice Payable to                      Description of Invoice / Service                         Total
------------------------------------------------------------------------------------------------------------------
Fedex                                         shipping                                                        636
Shred It                                      paper shredding                                                  85
UPS                                           shipping                                                         19
Laser World                                   office supplies                                                 637
                                                                                                       ----------
                                              Office Supplies                                              10,973

Various                                       Sept. payroll                                               299,575
                                                                                                       ----------
                                              Payroll                                                     299,575

Finova Portfolio Service                      portfolio service (flam,gb,rp,rd,slb)                        11,529
Concord Servicing                             loan servicing                                              145,024
ESF                                           conversion of files from esf                                120,412
                                                                                                       ----------
                                              Professional Fees                                           276,966

Canyon Lake Apartment                         oct apt rent                                                    800
Howard Hughes Properties las Vegas            oct rent                                                     24,294
                                                                                                       ----------
                                              Property Rent                                                25,094

Phoenix Pest & Termite                        pest control                                                     30
Sun City Services                             janitorial services July & Aug                                3,755
Alarmco                                       alarm                                                            49
Desert Copy                                   copier maintenance                                               41
Desert Copy                                   monthly service agreement - copiers                             486
Phoenix Pest & Termite                        pest control                                                     30
                                                                                                       ----------
                                              Repairs & Maintenance                                         4,390

Sprint                                        telephone                                                       136
Sprint                                        telephone                                                    12,693
Sprint                                        telephone                                                     5,239
                                                                                                       ----------
                                              Telephone                                                    18,068

Nevada Power                                  electric                                                      3,102
Southwest Gas                                 gas                                                              33
                                                                                                       ----------
                                              Utilities                                                     3,135
                                                                                                       ----------

                                              Total Cash Outflows                                      $  671,945
                                                                                                       ==========

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
September 30, 2000


                                                      Sunterra
Legal entity                                   St. Croix, Inc.
Bankruptcy filing number                          00-5-6966-JS
                                                  ------------
Assets:
-------
Cash and cash equivalents                         $    248,039
Cash in escrow and restricted cash                     136,785
Mortgages receivable, net                            1,736,861
Retained interests                                           -
Intercompany receivable                            (10,453,218)
Due from related parties                               (64,812)
Other receivables, net                               1,404,543
Prepaid expenses and other assets                      420,056
Investment in joint ventures                                 -
Real estate and development costs                    7,479,368
Property and equipment, net                          5,656,124
Intangible assets, net                                       -
                                                  ------------

                                                  $  6,563,746
                                                  ============
Liabilities and equity:
-----------------------
Accounts payable subject to compromise               2,427,102
Notes payable subject to compromise                     24,441
Accounts payable not subject to compromise             294,669
Accrued liabilities                                    435,471
Notes payable not subject to compromise                      -
Deferred income taxes                                        -
                                                  ------------
                                                     3,181,683

Stockholders' equity                                 3,382,063
                                                  ------------

Total liabilities and equity                      $  6,563,746
                                                  ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended September 30, 2000


                                                                  Sunterra
Legal entity                                               St. Croix, Inc.
Bankruptcy filing number                                      00-5-6966-JS
Revenues:                                                     ------------
---------
Vacation interests sales                                      $          -
Interest income                                                     16,425
Other income (loss)                                                 11,372
                                                              ------------
     Total revenues                                                 27,797
                                                              ------------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                                         -
Advertising, sales and marketing                                   (30,738)
Provision for doubtful accounts                                     15,825
Loan portfolio expenses                                                 15
General and administrative                                           5,528
Depreciation and amortization                                       42,606
                                                              ------------
Total costs and operating expenses                                  33,236
                                                              ------------

Income (loss) from operations                                       (5,439)

Interest expense                                                         -
Equity (gain) on investment in joint ventures                            -
Bankruptcy expenses                                                      -
                                                              ------------

Income (loss) before provision for taxes                            (5,439)

Provision for income taxes                                               -
                                                              ------------
Net income (loss)                                             $     (5,439)
                                                              ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended September 30, 2000


                                                                  Sunterra
Legal entity                                               St. Croix, Inc.
Bankruptcy filing number                                      00-5-6966-JS
                                                              ------------
Inflows:
--------

Deposit/Collection
------------------
Encore                                                        $      1,097
                                                              ------------
    Subtotal-Deposit/Collection Inflows                              1,097

Other
-----
Asset Sales                                                              -
                                                              ------------

    Total Cash Inflows                                               1,097
                                                              ------------

Outflows:
---------
Operating-Resorts                                                        -
                                                              ------------

    Total Cash Outflows                                       $          -
                                                              ------------

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
September 30, 2000


                                                               Williamsburg
Legal entity                                                Vacations, Inc.
Bankruptcy filing number                                       00-5-6967-JS
Assets:                                                        ------------
-------
Cash and cash equivalents                                      $          -
Cash in escrow and restricted cash                                        -
Mortgages receivable, net                                                 -
Retained interests                                                        -
Intercompany receivable                                                   -
Due from related parties                                                  -
Other receivables, net                                                    -
Prepaid expenses and other assets                                         -
Investment in joint ventures                                              -
Real estate and development costs                                         -
Property and equipment, net                                               -
Intangible assets, net                                                    -
                                                               ------------

                                                               $          -
                                                               ============
Liabilities and equity:
-----------------------
Accounts payable subject to compromise                                    -
Notes payable subject to compromise                                       -
Accounts payable not subject to compromise                                -
Accrued liabilities                                                       -
Notes payable not subject to compromise                                   -
Deferred income taxes                                                     -
                                                               ------------
                                                                          -

Stockholders' equity                                                      -
                                                               ------------

Total liabilities and equity                                    $         -
                                                               ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended September 30, 2000


                                                        Williamsburg
Legal entity                                         Vacations, Inc.
Bankruptcy filing number                                00-5-6967-JS
                                                        ------------
Revenues:
---------
Vacation interests sales                                $          -
Interest income                                                    -
Other income (loss)                                                -
                                                        ------------
     Total revenues                                                -
                                                        ------------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                                   -
Advertising, sales and marketing                                   -
Provision for doubtful accounts                                    -
Loan portfolio expenses                                            -
General and administrative                                         -
Depreciation and amortization                                      -
                                                        ------------
Total costs and operating expenses                                 -
                                                        ------------

Income (loss) from operations                                      -

Interest expense                                                   -
Equity (gain) on investment in joint vent                          -
Bankruptcy expenses                                                -
                                                        ------------

Income (loss) before provision for taxes                           -

Provision for income taxes                                         -
                                                        ------------
Net income (loss)                                       $          -
                                                        ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended September 30, 2000


                                                       Williamsburg
Legal entity                                        Vacations, Inc.
Bankruptcy filing number                               00-5-6967-JS
                                                    ---------------
No cash flow for this entity.

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
September 30, 2000

                                                                     Design
                                                            Internationale-
Legal entity                                                      RMI, Inc.
Bankruptcy filing number                                       00-5-8313-JS
                                                               ------------
Assets:
-------
Cash and cash equivalents                                        $        -
Cash in escrow and restricted cash                                        -
Mortgages receivable, net                                                 -
Retained interests                                                        -
Intercompany receivable                                           3,112,367
Due from related parties                                                  -
Other receivables, net                                               11,937
Prepaid expenses and other assets                                         -
Investment in joint ventures                                              -
Real estate and development costs                                         -
Property and equipment, net                                               -
Intangible assets, net                                                    -
                                                                 ----------

                                                                 $3,124,304
                                                                 ==========
Liabilities and equity:
-----------------------
Accounts payable subject to compromise                            1,325,555
Notes payable subject to compromise                                       -
Accounts payable not subject to compromise                           58,720
Accrued liabilities                                                      (4)
Notes payable not subject to compromise                                   -
Deferred income taxes                                                     -
                                                                 ----------
                                                                  1,384,271

Stockholders' equity                                              1,740,033
                                                                 ----------

Total liabilities and equity                                     $3,124,304
                                                                 ==========

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended September 30, 2000

                                                                     Design
                                                            Internationale-
Legal entity                                                      RMI, Inc.
Bankruptcy filing number                                       00-5-8313-JS
                                                               ------------
Revenues:
---------
Vacation interests sales                                         $        -
Interest income                                                           -
Other income (loss)                                                  13,330
                                                                 ----------
     Total revenues                                                  13,330
                                                                 ----------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                                     14,065
Advertising, sales and marketing                                          -
Provision for doubtful accounts                                           -
Loan portfolio expenses                                                   -
General and administrative                                            8,926
Depreciation and amortization                                             -
                                                                 ----------
Total costs and operating expenses                                   22,991
                                                                 ----------

Income (loss) from operations                                        (9,661)

Interest expense                                                          -
Equity (gain) on investment in joint ventures                             -
Bankruptcy expenses                                                       -
                                                                 ----------

Income (loss) before provision for taxes                             (9,661)

Provision for income taxes                                                -
                                                                 ----------
Net income (loss)                                                $   (9,661)
                                                                 ==========

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended September 30, 2000

                                                                     Design
                                                            Internationale-
Legal entity                                                      RMI, Inc.
Bankruptcy filing number                                       00-5-8313-JS
                                                               ------------
Inflows:
--------

Deposit/Collection
------------------
   Other-Design International                                    $        -
                                                                 ----------
    Subtotal-Deposit/Collection Inflows                                   -

Other
-----
Asset Sales                                                               -
                                                                 ----------

   Total Cash Inflows                                                     -
                                                                 ----------

Outflows:
---------
Operating-Resorts                                                       759
                                                                 ----------

   Total Cash Outflows                                           $      759
                                                                 ----------

United States Bankruptcy Court For the District of Maryland
Office of the United States Trustee
In Re: Design Internationale-RMI, Inc.
Case No. 00-5-8313-JS (Chapter 11)
Cash Flow for the Month Ended September 30, 2000




     Invoice Payable to          Description of Invoice / Service      Total
-----------------------------------------------------------------------------

Bryan Ashley Co             shipping charge for FF&E order (cyp)       $  735
                                                                       ------
                            Miscellaneous                                 735

State of Florida            State sales tax                                20
State of Florida            State sales tax                                 4
                                                                       ------
                            Govermental Fees & Taxes                       24
                                                                       ------

                            Total Cash Outflows                        $  759
                                                                       ======